As filed with the Securities and Exchange Commission on February 26, 2015

No. 333-147611

No. 811-22147

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 13	☒

(Check appropriate box or boxes)

PowerShares India Exchange-Traded Fund Trust

(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700

Downers Grove, IL 60515

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

With a copy to:

Anna Paglia, Esquire 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Alan P. Goldberg, Esquire K&L Gates LLP 70 W. Madison Street, Suite 3100
(Name and Address of Agent for Service)	Chicago, IL 60602

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On February 27, 2015 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On [date] pursuant to paragraph (a) of Rule 485.

Prospectus	February 27, 2015

PowerShares India Exchange-Traded Fund Trust

PIN	PowerShares India Portfolio	NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PIN	PowerShares India Portfolio

Summary Information

Investment Objective

The PowerShares India Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Indus India Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund, through its investment in the Subsidiary (as defined below), pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund and the Subsidiary, to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”), which in turn invests at least 90% of its total assets in securities of Indian companies that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) based on the securities in the Underlying Index. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.

Indus Advisors LLC (the “Index Provider”) compiles the Underlying Index, which is comprised of Indian equity securities that are traded on regulated stock exchanges in India. The Underlying Index is designed to represent the large-cap segment of the Indian equity

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markets. The Fund, through its investment in the Subsidiary, generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. The Fund anticipates that the majority of the Subsidiary’s investments will be in securities that comprise the Underlying Index rather than ADRs and GDRs.

Invesco PowerShares Capital Management LLC (the “Adviser”) serves as investment adviser to both the Fund and the Subsidiary. Since the Subsidiary is incorporated in the Republic of Mauritius (“Mauritius”), the Subsidiary may be eligible to obtain tax benefits under the tax treaty between Mauritius and India (the “Treaty”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Indian Securities Risk. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states.

The securities market of India is considered an emerging market that is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility and substantially less liquidity than companies in more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Subsidiary. This will affect the rate at which the Subsidiary is able to invest in the securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Subsidiary’s portfolio, subject the Fund and the Subsidiary to higher transaction costs, or inhibit the Fund’s ability to track the Underlying Index. The Subsidiary’s investments in securities of issuers located or operating in India, as well as its ability to track the Underlying Index, also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India (“RBI”).

Mauritius Instability Risk. As a developing country, Mauritius may be subject to political and/or economic volatility from time to time, which may make its legal and political structures more uncertain than the comparable structures in developed countries. Such instability could adversely impact the Fund and the Subsidiary.

Geographic Risk. A natural or other disaster could occur in India and Mauritius that could affect the Indian economy or operations of the Subsidiary, causing an adverse impact on the Fund.

Currency Risk. Substantially all of the income that the Fund receives from the Subsidiary’s investments in equity securities is in Indian rupees; however, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Subsidiary may be required to liquidate securities to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the Indian rupee depreciates against the U.S. dollar, even if the value of the Subsidiary’s holdings, measured in rupees, increases.

Regulatory Risk. The Adviser is registered as a foreign institutional investor (“FII”) with the Securities and Exchange Board of India (“SEBI”), and the Subsidiary is registered as a sub-account with the SEBI in order to have the ability to make and dispose of investments in Indian securities. SEBI has repealed the FII regime and replaced it with regulations for Foreign Portfolio Investors (“FPIs”). However, the FPI regulations provide that existing FIIs and sub-accounts are deemed to be a FPI for the period for which the registration fee has been paid by the FII / sub-account under existing FII regulations. Therefore, current FIIs/sub-accounts, such as the Adviser and the Subsidiary, may continue to buy, sell or deal in Indian securities in accordance with the FPI regulations. Upon the expiration of the current FII registration period, FIIs and sub-accounts who intend to continue to make investments in Indian securities must pay a conversion fee to SEBI and obtain registration as a FPI. There can be no assurances that the Adviser and/or the Subsidiary will continue to qualify as FPIs under the FPI regulations, or that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Subsidiary to make and dispose of investments in India. Investments by FPIs in Indian securities are also subject to certain limits and restrictions under applicable law, and the application of such limits and restrictions could adversely impact the ability of the Subsidiary to make investments in India.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs

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generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Subsidiary holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Small and Medium Capitalization Company Risk. Although the securities in which the Subsidiary invests represent the large-cap segment of the Indian securities market, these companies may be comparatively smaller than U.S. companies, and therefore the Fund is subject to small and medium capitalization company risk.

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund, through the Subsidiary, faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Subsidiary’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund and Subsidiary incur operating expenses not applicable to the Underlying Index and incur costs in buying and selling securities, especially when rebalancing the Subsidiary’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund currently issues and redeems Creation Units (as defined below) principally for cash, the Subsidiary will incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Subsidiary’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund and the Subsidiary do not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, they would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
52.55% (2nd Quarter 2009)	(19.44)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2014

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	Since Inception (03/05/08)
Return Before Taxes	21.89%	(0.28)%	(1.75)%
Return After Taxes on Distributions	21.60%	(0.41)%	(1.87)%
Return After Taxes on Distributions and Sale of Fund Shares	12.62%	(0.18)%	(1.28)%
Indus India Index (reflects no deduction for fees, expenses or taxes)	23.37%	1.68%	0.14%
MSCI India Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	23.87%	2.66%	0.76%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), currently in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain. A sale of Shares may result in capital gain or loss.

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Additional Information About the Fund’s Strategies and Risks

Principal Investment Strategies

The Fund, through its investment in the Subsidiary, will invest at least 90% of its total assets in securities that comprise the Underlying Index, as well as ADRs and GDRs based on securities in the Underlying Index. The Fund, through its investment in the Subsidiary, using an “indexing” investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because the Fund, through the Subsidiary, uses an indexing approach to try to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Subsidiary generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Subsidiary may purchase a sample of securities in the Underlying Index. There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques (such as by investing in, among other instruments, convertible securities, participation notes (“P-notes”) and structured notes) to seek to track the Underlying Index. The Subsidiary may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of the Underlying Index is set forth below.

Indus India Index

The Underlying Index is designed to represent the large-cap segment of the Indian equity markets. The Underlying Index has 50 constituents, spread among the following sectors: Information Technology, Energy, Financials, Materials, Consumer Staples, Telecommunication Services, Health Care, Industrials, Utilities and Consumer Discretionary. An index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets, supervises the Underlying Index.

The Underlying Index is constructed using a rules-based methodology. An important criterion for ranking the companies for potential selection within the Underlying Index is a proprietary methodology developed by the Index Provider, known as “IndusCap.” The RBI, the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. The general limit on the aggregate ownership by FPIs of the outstanding securities of Indian companies is 24% (with the exception of public sector banks which have a limit of 20%), which may be increased up to the foreign direct investment limit applicable to the sector to which the relevant Indian company belongs or reduced to a level approved by the shareholders. However, many companies have applied for, and received, regulatory approval of higher limits, including, in a few cases, a limit of 100%, which means no limit at all. The RBI monitors aggregate foreign holdings in each security, and periodically announces (a) when the current foreign holdings reach the respective “caution” levels, i.e., 2% below the aggregate foreign ownership limits; and (b) changes to foreign holdings limits. IndusCap measures the capitalization in a company that is available for foreign ownership derived from (a) total capitalization, (b) foreign holdings percentage limits, if any, (c) locked-in stock (held by government agencies, founders and others) not available in the secondary markets, if any, and (d) related factors. In addition to these aggregate ownership limits, the total ownership of any single FPI and its investor group in the equity shares of an Indian company must be less than 10% of the total issued capital of the company.

As of each quarterly reconstitution and rebalance, the initial universe of components (the “Indus Universe”) is re-formulated by the Index Provider (a) to include the 200 companies with the largest market capitalization listed on the National Stock Exchange in India and the 200 companies with the largest market capitalization listed on the Bombay Stock Exchange in India; and (b) to exclude such companies, if any, that have had adverse regulatory actions against them in the most recent five years. From this Indus Universe, the Index Provider chooses the securities of the 50 companies with the largest IndusCap values as the components of the Underlying Index. The Index Provider then calculates the weight of each security in the Underlying Index based on (a) the respective IndusCap values of the securities of the selected 50 companies, (b) certain diversification rules under U.S. tax laws and European Union laws, (c) sector limits (no more than 40% of the Underlying Index’s assets will be invested in any one of the above-named sectors) and (d) the underlying liquidity of the security in both of those stock exchanges.

The Index Provider generally adjusts the Underlying Index quarterly on the last business day of January, April, July and October (a “Calculation Date”), and the adjusted portfolio of securities included in the Underlying Index on each such Calculation Date becomes effective as of the close of Indian markets on the second business day following that Calculation Date. Pursuant to the IndusCap methodology, at each quarterly reconstitution and rebalance of the Underlying Index, the IndusCap values of the companies in the Indus Universe on that day are recomputed based on the most recently disclosed foreign ownership limits, foreign ownership levels and locked-in stock (i.e., shares that are not available in the secondary market). The IndusCap value of a

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certain company, and its proportionate weighting in the Underlying Index, may increase or decrease, depending on changes to these elements.

If a security in the Underlying Index (a) reaches its limit, or “caution” level, on foreign ownership on any day during the quarter, or (b) becomes subject to any adverse regulatory action, the Index Provider will remove that security from the Underlying Index on the day after the effective date and distribute its weight on that day among all remaining securities in the Underlying Index in proportion to their weights in the Underlying Index on that day. Valuation data regarding the Underlying Index is available via Bloomberg, L.P. and Reuters.

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., calculates the U.S. dollar value of the Underlying Index at the end of each Indian business day, which has no time overlap with the U.S. business day. During the U.S. business day, NYSE Arca publishes, at 15-second intervals, the indicative NAV of the Fund taking into account the fluctuations in the exchange rates between the Indian rupee and the U.S. dollar.

Principal Risks of Investing in the Fund

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Indian Securities Risk

Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, greater risk of hyperinflation, currency fluctuations and/or currency devaluations or blockage of currency movements or repatriation of capital invested and the risk of nationalization or expropriation of assets. Moreover, in the past, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. In addition, religious and border disputes persist in India. Despite measures to ease tensions, that environment remains volatile. Escalation of tensions to conflict, particularly a threat of deployment of nuclear weapons, could destabilize the broader region and materially hinder the development of the Indian economy.

The securities market of India is considered an emerging market that is characterized by a small number of listed companies with significantly smaller market capitalization, greater price volatility, lower trading volumes and substantially less liquidity than more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Subsidiary. This will affect the rate at which the Subsidiary is able to invest in the securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Subsidiary’s portfolio, subject the Fund and the Subsidiary to higher transaction costs, or inhibit the Fund’s ability to track the Underlying Index.

Brokerage firms in India may be fewer in number, less established than brokerage firms in more developed markets and subject to no or limited regulatory supervision. Since the Subsidiary will need to effect some or all of its securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Subsidiary (counterparty risk). This risk is magnified to the extent the Subsidiary effects securities transactions through a single brokerage firm or a limited number of brokerage firms. In the event of the insolvency of an Indian brokerage firm, the Fund may lose some or all of the assets held by that brokerage firm as collateral or otherwise.

The Subsidiary may, directly or through such brokerage firm, use a professional central counterparty to enter into securities transactions to reduce its exposure to market counterparties. Such central counterparty may be subject to no or limited regulatory supervision. The Fund may suffer losses in the event of failure by a central counterparty, or other relevant market participants, to complete a transaction. In the event of the insolvency of a central counterparty, the Fund may lose some or all of the assets held by such counterparty as collateral or otherwise.

The Subsidiary may hold its cash and securities with Indian banks and/or Indian depositaries, which may be recently established, new to the foreign custody business and subject to no or limited regulatory supervision. The Indian laws and regulatory system may not offer investors protection to the same standard as under similar laws in the U.S. or in the jurisdiction of other developed economies.

Under certain trading conditions, it may be difficult or impossible for the Subsidiary to liquidate its position in an Indian security. This may occur, for example, at times of rapid price movement if the price rises or falls in one trading session to such an extent that under the rules of the relevant exchange trading of the relevant securities is suspended or restricted.

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Subsidiary’s portfolio. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and therefore the Indian economy is more susceptible to adverse changes in weather. Furthermore, monsoons and other natural disasters in India and surrounding regions also can affect the value of the Subsidiary’s investments.

Inflation in India remains at very high levels. High inflation may lead to the adoption of corrective measures designed to moderate growth, regulate prices of staples and other commodities and otherwise contain inflation. Such measures could inhibit economic activity in India and adversely affect the Fund’s investments.

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Inflation may also directly affect the investee companies by increasing operating costs and/or reducing the returns from such investments. In addition, high inflation may adversely affect the taxation of Indian investee companies. Uncertainty regarding inflation and currency exchange rates, as well as the possibility that future harmful political actions will be taken by the Indian government and the existence of religious and ethnic unrest, could negatively impact the Indian economy, which likely would adversely affect the performance of the Indian companies in which the Subsidiary invests.

Foreign investment in securities of issuers located or operating in India may be limited or prevented at times due to the limits on foreign ownership imposed by the RBI and the monitoring of foreign holdings and periodic announcement of current foreign ownership limitations and changes to such limits by the SEBI. In addition, certain restrictions on foreign investment may decrease the liquidity of the Subsidiary’s portfolio or inhibit the Fund’s ability to track the Underlying Index. The Subsidiary may be unable to buy or sell securities or receive full value for such securities.

Additionally, investment in India may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if India’s balance of payments declines, the government may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Subsidiary of any restrictions on investments. The RBI has expressed concerns on the unprecedented inflow of foreign investments much beyond India’s current account deficits. As a measure for containment, it has indicated that a shift towards a capital controls regime could be considered. There is a potential risk of how such capital control will be effected, for example, by way of a transaction tax, tightening the sector-wise caps for foreign ownership, regulating the instruments by which foreign investments are structured, or otherwise. Any such capital controls regime may inhibit the Fund’s ability to track the Underlying Index and may adversely affect the Subsidiary’s investments. Furthermore, investments in India may require the Fund and/or Subsidiary to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund or the Subsidiary.

Securities laws in India are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, new or amended laws and regulations may adversely affect foreign investors. The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises generally are less developed than or different from such laws in the U.S. In addition, it may be difficult to obtain and enforce a judgment in a court in India, including in a case where there is a default with respect to the security of an Indian issuer or with respect to any other claim that the Fund or Subsidiary may have against an issuer or its directors and officers. Even if the Fund or Subsidiary initiates a suit against the issuer in a U.S.

court, it may not be possible for the Fund or Subsidiary to effect service of process in India. Furthermore, if the Fund or Subsidiary obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India. In addition, a party seeking to enforce a foreign judgment in India also is required to obtain approval from the RBI to execute such judgment to repatriate any amount recovered outside of India.

There is less governmental regulation of the securities industry in India than in the U.S. Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Therefore, information regarding Indian corporations may be less reliable and all material information may not be available to the Fund. The Subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed or the current Treaty with Mauritius be modified. See “Tax Risk” in the section “Additional Risks of Investing in the Fund.”

Settlement of securities transactions in India is subject to risk of loss, may be delayed and generally is less efficient than in the U.S. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in the Indian market, the Fund’s ability to redeem Shares likewise could become impaired. Each of these events could have a negative impact on the liquidity and value of the Subsidiary’s investments. To mitigate these risks, the Subsidiary may maintain a higher cash position than it otherwise would, or the Subsidiary may have to sell more liquid securities that it would not otherwise choose to sell, possibly diluting its return and inhibiting the Fund’s ability to track the Underlying Index.

The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in India are underdeveloped comparatively, and stockbrokers and other intermediaries may not perform as well as their counterparts in the U.S. and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India, and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on the Fund’s performance.

Mauritius Instability Risk

As a developing country, Mauritius may be subject to political and/or economic volatility from time to time, which may make its legal and political structures more uncertain than the comparable structures in developed countries. Such instability could adversely impact the Subsidiary and the Fund.

Geographic Risk

India and Mauritius are located in an area of the world that historically has been prone to natural disasters, such as monsoons, tsunamis and earthquakes. The economy of India is developing and largely agrarian, and the agricultural sector is one of its most important components and therefore, India remains especially

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sensitive economically to such environmental disasters. Any such event may adversely impact the Indian economy and could impact operations of the Subsidiary, causing an adverse impact on the value of the Fund.

Currency Risk

The Subsidiary invests in Indian rupee-denominated equity securities of Indian issuers, which may be subject to exchange rate fluctuations. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the Indian rupee depreciates against the U.S. dollar, even if the value of the Subsidiary’s holdings, measured in Indian rupees, increases. Moreover, the repatriation of capital by the Subsidiary may be hampered by changes in local regulations concerning exchange controls or political circumstances.

In addition, substantially all of the income that the Subsidiary receives is in Indian rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Subsidiary converts the Indian rupees to U.S. dollars, the Subsidiary may be required to liquidate securities to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Indian rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell immediately that currency to the dealer. The Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Because the Fund issues and redeems Creation Units principally for cash, these risks may be greater than would be the case if the Fund issued and redeemed Creation Units in-kind.

Regulatory Risk

The Adviser is registered as a FII with the SEBI and the Subsidiary is registered as a sub-account with the SEBI to obtain certain benefits relating to the Subsidiary’s ability to make and dispose of investments. SEBI recently repealed FII regulations and replaced them with regulations for Foreign Portfolio Investors (“FPIs”). However, the FPI regulations provide that existing FIIs and sub-accounts are deemed to be a FPI for the period for which the registration fee has been paid by the FII / sub-account under existing FII regulations, and current FIIs, such as the Adviser, may continue to buy, sell or deal in Indian securities in accordance with the FPI regulations. Upon the expiration of the current FII registration period, FIIs and sub-accounts who intend to continue to make investments in Indian securities must pay a conversion fee to SEBI and obtain registration as a FPI. There can be no assurances that the Adviser and/or the Subsidiary will be granted registration as FPIs by Indian regulatory authorities, and the loss of such qualifications could adversely impact the ability of the Subsidiary to make and dispose of investments in India. Moreover, considering the Adviser is incorporated in the United States and the Subsidiary is set up in Mauritius, there can be no assurance that the United States or Mauritius will continue to be considered jurisdictions under the FPI Regulations eligible to invest in India under the FPI regime. The loss of such recognition by the United States or Mauritius could adversely impact the ability of the Subsidiary to make further investments in India.

The Subsidiary’s investments have been made in accordance with investment restrictions prescribed under FII regulations, or the SEBI (Foreign Portfolio Investors) Regulations, 2013 (“FPI Regulations”), as applicable. If new policy announcements or regulations in India are made which require retrospective changes in the structure or operations of the Fund and/or the Subsidiary, these may adversely impact the performance of the Fund.

The general limit on the aggregate ownership by FPIs such as the Fund of the outstanding securities of Indian companies is 24%, which may be increased up to the foreign direct investment limit applicable to the sector to which the relevant Indian company belongs, or reduced to a level approved by the shareholders. However, many companies have applied for and received regulatory approval of higher limits, including, in a few cases, no limit at all. In addition to these aggregate ownership limits, the total ownership of any single FPI and its investor group in the equity shares of an Indian company must be less than 10% of the total issued capital of the company.

The Subsidiary holds a global business license issued by the Financial Services Commission of Mauritius, which is renewable annually. While it is expected that the global business license will be renewed as a matter of course, the renewal of the license by the Financial Services Commission of Mauritius is not guaranteed. Failure to renew the global business license could result in the Subsidiary being required to cease its activities taking place in Mauritius.

Equity Risk

Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Subsidiary holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

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Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. As a result, the Fund may also concentrate its investments in such industries or sectors to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Subsidiary invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular industry is available in the Fund’s Annual and Semi-Annual Reports to Shareholders, as well as on its Form N-Q as filed with the SEC.

Small and Medium Capitalization Company Risk

Although the securities in which the Subsidiary invests represent the large-cap segment of the Indian securities market, these companies may be comparatively smaller than U.S. companies, and therefore the Fund is subject to small and medium capitalization company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk

Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk

The Fund, through the Subsidiary, faces numerous market trading risks, including the potential lack of an active market for the

Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Cash Transaction Risk

Unlike most ETFs, the Fund currently intends to effect creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Subsidiary’s investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions principally for cash, the Subsidiary may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Portfolio Turnover Risk

The Fund, through the Subsidiary, may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate may result in an increase in taxable capital gains distributions to the Fund’s shareholders.

Non-Correlation Risk

The return of the Fund may not match the return of the Underlying Index for a number of reasons. For example, the Fund and Subsidiary incur operating expenses not applicable to the Underlying Index, and incur costs in buying and selling securities, especially when rebalancing the Subsidiary’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, the Subsidiary will incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units in-kind. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Subsidiary’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. The Fund may fair value certain of the securities the Subsidiary holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected.

Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Subsidiary may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Subsidiary may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Subsidiary’s purchase or sale of securities included in the Underlying Index.

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The Subsidiary may not invest in certain securities included in the Underlying Index that are traded in India due to issues such as legal and regulatory rules and limitations imposed by India or other trading restrictions, costs or liquidity constraints. The Fund’s investments in ADRs and GDRs in an emerging market also may contribute to increased tracking error and non-correlation.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund, the Subsidiary or other client accounts to suffer disadvantages or business restrictions. As a result, the Subsidiary may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

The Adviser may not fully invest the Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses. If the Subsidiary utilizes a sampling approach, the Fund’s return may not correlate as well with the return of the Underlying Index as would be the case if the Subsidiary purchased all of the securities in the Underlying Index with the same weightings as its Underlying Index.

Index Risk

Unlike many investment companies, the Fund and the Subsidiary do not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, they would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk

Because the Fund is non-diversified and can invest, through its investment in the Subsidiary, a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Non-Principal Investment Strategies

The Subsidiary, after investing at least 90% of its total assets in securities of Indian companies that comprise its Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) based on the securities in the Underlying Index, may invest its remaining assets in securities not included in the Underlying Index, in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), P-notes, other exchange-traded instruments, convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). The Fund may use convertible securities and structured notes to seek performance that corresponds to the Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately four business days (each day that the New York Stock Exchange, Inc. (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, the Fund’s Underlying Index in the portfolio composition of the Subsidiary.

In accordance with 1940 Act rules, the Fund has adopted a policy to invest, through the Subsidiary, at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in securities suggested by its name—that is, in securities of Indian companies (the “80% investment policy”). The Fund anticipates meeting its 80% investment policy because it already is required to invest, through the Subsidiary, at least 90% of its total assets in securities of Indian companies that comprise its Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) based on the securities in the Underlying Index, in accordance with the Fund’s principal investment strategies and the terms of its exemptive relief.

Each of the policies described herein, including the Fund’s investment objective and 80% investment policy, constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares India Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval, but only upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Fund are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Additional Risks of Investing in the Fund

The following provides additional risk information regarding investing in the Fund.

Tax Risk

The Subsidiary is a wholly-owned subsidiary of the Fund. Being incorporated in Mauritius, the Subsidiary may be eligible to receive certain benefits from favorable tax treatment by the Indian government pursuant to the Treaty. The Supreme Court of India has upheld the validity of the Treaty in response to a challenge in a lower court contesting the Treaty’s applicability to entities such as the Subsidiary; however, there can be no assurance that any

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future challenge will result in a favorable outcome. In addition, if India and Mauritius were to re-negotiate the Treaty, such a change may affect the tax treatment of investments by Mauritius-based companies, such as the Subsidiary, in India. Any change in the provisions of the Treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

While the Subsidiary currently holds a Tax Residency Certificate (“TRC”) in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. Were the Subsidiary be found not to be a tax resident in Mauritius, the Subsidiary would no longer be eligible for the benefits under certain tax treaties, which consequently may have an adverse impact on the taxability of the Subsidiary and the returns to the Fund’s investors.

The Indian Income—Tax Act 1961 (“ITA”) provides that, to claim any relief under the Treaty, an entity hold a valid TRC and also provide to Indian tax authorities a permanent account number (“PAN”), and other information and documents as may be prescribed under the ITA. It is possible that, in the absence of a TRC, PAN and other information or documents as may be prescribed, the Indian tax authorities may not allow the Subsidiary the benefits under the Treaty.

Indian tax authorities recently have adopted an aggressive position towards claims of tax exemptions available under tax treaties, and often challenge claims for various reasons (for example, lack of substance in the relevant entity). If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Fund intends to elect to “pass-through” to the Fund’s shareholders—as a deduction or credit—the amount of foreign taxes paid by the Fund. The taxes passed-through to shareholders are included in each shareholder’s income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit or be eligible to be passed through to shareholders.

The Indian Finance Act, 2012 had introduced certain provisions for the levy of capital gains tax on income arising through the transfer of shares in a company organized outside of India that derives, directly or indirectly, its value substantially from assets located in India.

Redemption of Shares by the Fund will generally be treated as transfer of Shares by the shareholders.

Gains arising on a transfer of Shares of the Fund or the Subsidiary will be taxable in India under the ITA if the Shares of the Fund or the Subsidiary, as applicable, derive their value, directly or indirectly, substantially from assets located in India. In such a case, the payer would be required to withhold the applicable taxes.

Additionally, any dividend payments made by the Fund or the Subsidiary to its shareholders also may be subject to withholding tax in India if the Shares of the Fund or the Subsidiary derive, directly or indirectly, their value substantially from assets located in India. However, this will generally be subject to benefits available, if any, under the applicable Double Taxation Avoidance Agreement (“DTAA”).

It is unclear under the provisions of the ITA as to how the ‘value’ of a share of a foreign company can be said to be derived ‘directly or indirectly’ from assets located in India, what the meaning of the term ‘value’ is, what is meant by the term ‘substantially’ and what is the point of time for valuation.

The Indian government has imposed general anti-avoidance rules (“GAAR”). Under GAAR, the Indian tax authorities have been given the power to re-characterize or disregard any arrangement which qualifies as an ‘impermissible avoidance arrangement’ (“IAA”). With its main purpose to obtain a ‘tax benefit’ (e.g., a reduction or avoidance of tax that would be payable under the ITA). Among other things, such arrangements are deemed to lack commercial substance in whole or in part. Further, where GAAR is invoked, the taxpayer would not have the option of being governed by the relevant treaty provisions. GAAR would apply on income arising on or after April 1, 2015. However, GAAR would not apply to: (i) arrangements where tax benefits in a relevant tax year, in aggregate, to all the parties involved does not exceed INR 30 million; (ii) any income or gains on transfer, accruing, arising or deemed to accrue or arise to any person from investments made prior to August 30, 2010; (iii) FPIs who are assessed under the ITA and, who do not avail itself of the benefits under the applicable DTAA and have invested in listed or unlisted securities in accordance with the SEBI (Foreign Institutional Investors) Regulations, 1995 and/or any other applicable regulations; and (iv) non-residents in relation to investments made by such non-resident by way of offshore derivative instruments or otherwise, directly or indirectly, in certain FIIs/FPIs. If any arrangement is determined by the Indian tax authorities to be an IAA, any benefits from a tax perspective available under the ITA would be eliminated, which may have a material adverse effect on the Fund’s or the Subsidiary’s business and financial conditions and results of operations. For more information, please see the section “Dividends, Other Distributions and Taxes—Mauritius Tax Status” in this Prospectus.

While the Fund believes that the activities of the Subsidiary described in this Prospectus should not create a permanent establishment (“PE”) of the Subsidiary in India, there may, however, be a risk that the Indian tax authorities claim that these activities could result in a PE of the Subsidiary in India. If for any reason the activities are held to be a PE of the Subsidiary in India, then the profits of the Subsidiary, to the extent attributable to the PE, could be subject to tax in India. Further, the benefits available to the Subsidiary under the Treaty relating to the capital gains tax exemption also may not be available if the gain arises from transfer of securities which form part of the business property of the PE of the Subsidiary in India and/or the gain pertains to alienation of such PE. In such a case, it appears that if the Subsidiary is registered as an FPI, it may rely on the provisions of the ITA (if they are more favorable) to treat profit arising from transfer of

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securities (made in accordance with the regulations made under the SEBI Act) as capital gain.

Index Rebalancing Risk

Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that the Underlying Index reaches certain limitations (e.g., foreign ownership limitations). As a result, the Subsidiary may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.

ADR and GDR Risk

ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Participation Note Risk

The Fund may invest a portion of its assets in P-notes. P-notes generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk, as discussed below.

Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investment due to the insolvency of a counterparty may be amplified because the Fund intends to purchase P-notes issued by as few as one issuer. In seeking to limit its counterparty risk, the Fund will limit its investment in P-notes of any one issuer to $5 million at the time of purchase and to counterparties who meet the creditworthiness standard required of issuers whose securities are eligible for investment by money market funds. P-notes also include transaction costs in addition to those applicable to a direct investment in Indian securities. The FPI Regulations also prescribe certain conditions and eligibility criteria for the Fund to deal in offshore derivative instruments (including P-notes), which are issued against underlying Indian securities (“ODIs”) issued by FIIs (and now FPIs). Failure by the Fund to meet the prescribed eligibility criteria under the FPI regulations could adversely impact the ability of the Fund to subscribe to P-notes. In addition, the Fund’s use of P-notes may cause the Fund’s performance to deviate from the performance of the portion of the Underlying Index to which the Fund is gaining exposure through the use of P-notes.

Moreover, the Fund’s investments in P-notes will also be aggregated with any direct investments by the Subsidiary in equity securities for determining the total ownership by an FPI and its investor group in the equity shares of an Indian company, which must be below 10% as per the FPI Regulations.

The Subsidiary does not presently meet the criteria prescribed under the FPI Regulations for issuing, subscribing to, or otherwise dealing in, ODIs, and accordingly, will not be able to invest in or issue ODIs (including P-notes).

Due to liquidity and transfer restrictions, the secondary markets on which P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio and which also may lead to delays in the redemption of Shares. In addition, the ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures (through fair value procedures adopted by the Board) may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations

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will be made in good faith, it nevertheless may be more difficult for the Fund to assign accurately a daily value to such securities.

Information Technology Sector Risk

The Subsidiary may invest a significant portion of its assets in securities issued by companies in the information technology sector. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from numerous alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the technology sector. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in the Subsidiary’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Subsidiary’s holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related, but not identical, to the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis. Because the Fund currently intends to effect creations and redemptions principally for cash, investments in Shares of the Fund may be less tax efficient than conventional ETFs.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s and the Subsidiary’s portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Fund

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Fund Trust II and PowerShares Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of more than $49.3 billion as of January 31, 2015. The Trust currently is comprised of one series, the PowerShares India Portfolio.

As the Fund’s and the Subsidiary’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s and Subsidiary’s investments, managing the Fund’s and Subsidiary’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Michael Jeanette, Tony Seisser and Jonathan Nixon. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007.

Michael Jeanette is a Vice President and Senior Portfolio Manager of the Adviser and has been employed by the Adviser since 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since February 2015. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust

15

advisor and General Manager of Chicago-based Richard Lamb, LLC from 1998 to 2007. Prior to this, he was a financial advisor with Smith Barney and First Bank Systems.

Tony Seisser is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since February 2015. Mr. Seisser has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc. From 2008 to 2010, he was a compliance investigator at the Chicago Board Options Exchange and Chicago Futures Exchange.

Jonathan Nixon is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since October 2013. Mr. Nixon has been managing the European-listed ETFs under the management of the Adviser since 2011. He also serves as a portfolio manager for other PowerShares ETFs. Prior to joining the Adviser, Mr. Nixon was a Tax Manager for General Electric from 2008 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Fund pays the Adviser a unitary management fee equal to 0.78% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund and the Subsidiary, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fee, distribution fees, if any, brokerage expenses, taxes, interest and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any), and the Subsidiary pays for its distribution fees (if any), brokerage expenses, taxes, interest, litigation expenses and extraordinary expenses.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available in the semi-annual report to shareholders for the period ended April 30, 2014.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund trade on NYSE Arca under the symbol “PIN.”

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per share, only in Creation Units or Creation Unit Aggregations, and in accordance with procedures described in the Trust’s SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of the Fund on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per Share basis the sum of the current market price of the cash (“Deposit Cash”) or securities (“Deposit Securities”), as applicable, accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the Indian markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15-second intervals. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy. The value of the Underlying Index will not be calculated and disseminated intra day. The value and return of the Underlying Index is calculated once each trading day by the Index Provider based on prices received from the Indian markets.

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Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares of the Fund occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund. In recognition of the nature of the Fund’s investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Fund, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,
•	You sell your Shares listed, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. The Fund also may pay a special distribution at the end of a calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through which you purchased your Shares). Dividends paid to you out of the Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) the Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, the Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

Distributions to you of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of the Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, the Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

Taxes on Share Sales and Cash Redemptions

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited. A redemption of your Shares for cash normally is treated as a sale for tax purposes.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges equity securities for a Creation Unit generally will recognize a gain or a loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus the cash

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component paid. An AP that redeems a Creation Unit for equity securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The U.S. Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at the price thereof.

Foreign Income Taxes

The Fund may elect to pass its credits for foreign income taxes through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If the Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income.

Other Taxes

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in Shares under all applicable tax laws.

Indian Taxes

Gains arising on a transfer of Shares of the Fund or the Subsidiary will be taxable in India under the ITA if the Shares of the Fund or the Subsidiary, as the case may be, derive their value, directly or indirectly, substantially from assets located in India. In such a case, the payer would be required to withhold the applicable taxes. Additionally, any dividend payments or other distributions made by the Fund or the Subsidiary to its shareholders also may be subject to withholding tax in India if the Shares of the Fund or the Subsidiary derive, directly or indirectly, their value substantially from assets located in India. However, this will generally be subject to benefits available, if any, under the applicable DTAA.

Mauritius Tax Status

The Subsidiary, a wholly-owned subsidiary of the Trust, is a tax resident of Mauritius and, being incorporated in Mauritius, the

Subsidiary may be eligible to receive certain benefits under the Treaty. In light of Circular 789 of April 13, 2000 issued by the Central Board of Direct Taxes in India, the Subsidiary may be eligible for the benefits under the Treaty if it holds a valid TRC issued by the Mauritius income tax authorities. The Supreme Court of India subsequently upheld the validity of the Circular in a judgment delivered on October 7, 2003. The Subsidiary has been issued a Category 1 Global Business License by the Financial Services Commission of Mauritius. The Subsidiary also has applied for and obtained a TRC from the Mauritius Revenue Authority for the purpose of the Treaty. The TRC is issued for a period of one year and thereafter renewable annually.

The ITA provides that for an entity to claim any relief under the Treaty it must hold a valid TRC and also provide to Indian tax authorities a PAN and other information and documents that may be prescribed under the ITA. It is possible that, in the absence of a TRC, PAN and other information or documents as may be prescribed, the Indian tax authorities may not allow the Subsidiary the benefits under the Treaty.

Indian tax authorities have been adopting an aggressive position towards claims of tax exemptions available under tax treaties, and often challenge such claims. If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Subsidiary is subject to tax in Mauritius at the rate of 15% on its net income. However, the Subsidiary will be entitled to a tax credit for foreign tax on its income that is not derived from Mauritius against the Mauritian tax computed by reference to that same income. If no written evidence is presented to the Mauritius Revenue Authority showing the amount of foreign tax charged on income derived by the Subsidiary outside of Mauritius, the amount of the foreign tax will be presumed conclusively to be equal to 80% of the Mauritian tax chargeable with respect to that income, which could reduce the rate of tax effectively to 3%. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it liable to income tax on any gains from sale of units or securities. Any dividends and redemption proceeds paid by the Subsidiary to the Fund are exempt from Mauritius tax.

Provided that the Subsidiary is registered as an FPI, and does not have a permanent establishment in India, the tax treatment in India of income derived by the Subsidiary is as follows (all tax rates indicated below are exclusive of applicable surcharges and education cess):

(i)	capital gains are not subject to tax in India by virtue of certain provisions of the Treaty unless the same form part of the business property of a PE of the Subsidiary in India and/or the same pertains to alienation of such PE provided that the Subsidiary is a resident of Mauritius for taxation purposes holding a valid TRC issued by the Mauritian authorities, and is eligible to avail itself of the benefits under the Treaty;

(ii)	dividends from Indian companies on which dividend distribution tax (“DDT”) has been paid are distributed to the Subsidiary free of Indian tax;

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(iii)	The ITA also provides for limited pass-through treatment to trusts registered as infrastructure investment trusts or real estate investment trusts under the SEBI Act, 1992 (collectively known as “Business Trusts”). The income of a Business Trust (except interest from a special purpose vehicle) shall be taxable in the hands of the Business Trust at the applicable rates under the ITA and such income, on distribution, shall be exempt from tax in the hands of the unit holders;

(iv)	income distributed by an Indian company in the course of a buy-back of its shares (which are not listed on a recognized stock exchange in India) in accordance with the relevant provisions of India’s Companies Act on which additional income-tax has been paid will be exempt in the hands of the Subsidiary; and

(v)	any interest income earned on Indian securities is subject to withholding tax in India at the rate that may vary from 5% to 20%, depending on the nature of the underlying debt security.

The ITA requires any person who is in receipt of income on which tax is deductible under the provisions of the ITA to furnish its PAN (issued by the Indian tax authorities) to the person responsible for deducting such tax. Where PAN is not furnished, taxes will be withheld at the rate of 20% or at the rate/rates in force or at the rate specified in the relevant provisions of the ITA, whichever is higher.

In the absence of a PAN, the concessional withholding tax rate under the ITA would become 20% (except in the case of interest on long-term bonds issued by an Indian company, as referred to in section 194LC of the ITA).

The Subsidiary shall endeavor to (i) comply with the requirements of the Treaty, (ii) be a tax resident of Mauritius and (iii) maintain its central management and control in Mauritius, and therefore the Fund’s management believes that the Subsidiary should be eligible to obtain the benefits of the Treaty. However, there can be no assurance that the Subsidiary will be able to obtain a renewal of its TRC in the future.

While the validity of the Treaty and its applicability to entities such as the Subsidiary has been upheld by the Supreme Court of India, no assurance can be given that the terms of the Treaty will not be subject to re-interpretation and re-negotiation in the future, and any resulting changes to the Treaty could change India’s tax treatment of investments by Mauritius-based companies such as the Subsidiary. Any change in the Treaty’s application could have a material adverse effect on the returns of the Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the Subsidiary is not entitled to the benefits of the Treaty.

The Indian Finance (No.2) Act, 2014 provides that any investment in securities made by FPIs in accordance with the regulations made under SEBI will be treated as a capital asset. Consequently, any income arising from the transfer of securities by FPIs will generally be characterized as capital gains. Under the Treaty, capital gains from investment in Indian securities, GDRs or ADRs issued with respect to Indian companies are exempt from tax unless the same form part of the business property of a permanent establishment of the Subsidiary in India and/or the same pertains to alienation of such permanent establishment, provided that the Subsidiary is a tax resident of Mauritius holding a valid TRC issued by the Mauritian Revenue Authority, is eligible to avail benefits under the Treaty, does not have a permanent establishment in India and the Subsidiary also provides to Indian tax authorities a PAN, and any other required information.

Where the Subsidiary is exposed to a PE in India, then the income of the Subsidiary attributable to such PE of the Subsidiary will be taxable in India on a net income basis at the rate of 40% (plus applicable surcharge and education cess).

In the event that the benefits of the Treaty are not available to the Subsidiary, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains as an FPI would be as follows: (all rates are exclusive of applicable surcharge and education cess): (i) capital gains from the sale of listed Indian equity shares or units of an equity oriented mutual fund held for twelve months or less would be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax (“STT”) (as discussed below) has been paid; (ii) capital gains from the sale of listed Indian equity shares or units of an equity oriented mutual fund held for more than twelve months would be exempt from tax in India provided the STT has been paid; (iii) Capital gains arising from the sale of unlisted equity shares part of an initial public offer for sale where such shares are subsequently listed on a recognized stock exchange in India or units of a Business Trust (except where units of the Business Trust were allotted to the transferor in exchange of shares of special purpose vehicle), held for thirty-six months or less, will be taxed as short-term capital gains at the rate of 15% (plus applicable surcharge and education cess) provided the STT has been paid and those held for more than thirty-six months would be exempt from tax in India provided the STT has been paid (iv) capital gains from the sale of listed Indian securities (other than a unit) not executed on the stock exchange, units of an equity oriented mutual fund not executed on the stock exchange and not sold to the mutual fund, unit of the Unit Trust of India, or zero coupon bond held for twelve months or less would be taxed at the rate of 30% and those held for more than twelve months would be taxed at the rate of 10%; (v) capital gains arising from the transfer of foreign currency convertible bonds, GDRs or ADRs outside India between non-resident investors, would not be subject to tax in India; and (vi) gains from the disposal of listed shares acquired on redemption of GDRs or ADRs would be treated as short-term if such shares are held for less than or equal to 12 months prior to disposal (and taxed at the rate of 15% provided STT has been paid) and long-term if such shares are held for more than 12 months prior to disposal (and exempt from tax if STT has been paid). Additionally, capital gains arising from the sale of securities other than those specified above held for 36 months or less will be taxed at the rate of 30% and those held for more than 36 months shall be taxed at the rate of 10%.

Regardless of the application of the Treaty, all transactions entered on a recognized stock exchange in India are subject to the STT, which is levied on the value of a transaction at rates ranging from 0.001% to 0.2%, depending on the nature of the investment. STT is not allowed to be deducted from capital gains.

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Pursuant to the provisions of the ITA, if the tax payable by a company is less than 18.5% of its book profits, such company will be liable to pay the Minimum Alternate Tax (“MAT”) at the rate of 18.5% (plus applicable surcharge and education cess) of such book profits. It is currently unclear whether a foreign company, which is entitled to the benefits of a tax treaty, would be subject to provisions of MAT. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating the MAT.

Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.

Prospective investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences in respect of their investment in the Fund.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

Brown Brothers Harriman & Co. calculates and determines the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open. Securities included in the Underlying Index trade on the Bombay Stock Exchange or the National Stock Exchange in India. Due to the time difference between the United States and India, securities on these exchanges will not trade at times when Shares of the Fund will trade. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. In addition, the Fund currently expects that it will fair value foreign equity securities held by the Subsidiary each day the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track its Underlying Index. With respect to the securities in the Underlying Index, the value of the Subsidiary’s portfolio securities will change at times when you will not be able to purchase or sell your Shares.

Because securities included in the Underlying Index are not traded while the Fund’s NAV is calculated, changes in the value of the Subsidiary’s investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

Fund Service Providers

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110-1548, is the administrator, custodian and fund accounting and transfer agent for the Fund. International Financial Services Limited, IFS Court, 28 Cybercity, Ebene, Mauritius, serves as the Subsidiary’s Mauritius administrator.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single

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Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal year ended October 31, 2014, and which is available upon request.

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PowerShares India Portfolio (PIN)

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value at beginning year	$17.54	$17.94	$20.04	$25.32	$19.72
Net investment income(a)	0.22	0.19	0.14	0.14	0.13
Net realized and unrealized gain (loss)	4.89	(0.49)	(2.20)	(5.31)	5.51
Total from investment operations	5.11	(0.30)	(2.06)	(5.17)	5.64
Distributions to shareholders from:
Net investment income	(0.19)	(0.16)	(0.13)	(0.15)	(0.12)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.19)	(0.16)	(0.13)	(0.19)	(0.12)
Transaction fees(a)	0.01	0.06	0.09	0.08	0.08
Net asset value at end of year	$22.47	$17.54	$17.94	$20.04	$25.32
Market price at end of year(b)	$22.58	$17.28	$17.85	$19.86	$25.40
Net Asset Value, Total Return(c)	29.30%	(1.29)%	(9.84)%	(20.24)%	29.09%
Market Value, Total Return(c)	31.66%	(2.20)%	(9.39)%	(21.21)%	32.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$566,343	$374,555	$371,398	$401,716	$548,154
Ratio to average net assets of:
Expenses	0.85%	0.82%	0.81%	0.79%	0.78%
Net investment income	1.14%	1.08%	0.78%	0.62%	0.60%
Portfolio turnover rate(d)	49%	117%	134%	82%	40%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

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Index Provider

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

Disclaimers

The Index Provider’s only relationship to the Adviser, the Fund or the Distributor is the Index Provider’s licensing to the Adviser of certain Indus trademarks, the Underlying Index and trade names, which are composed by the Index Provider without regard to the Adviser, the Fund, the Distributor or any investor. Indus makes no warranty or representation regarding the advisability of purchasing, holding or trading this product.

The Index Provider does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Index Provider shall have no liability for any errors, omissions, or interruptions therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

MAURITIUS

The following disclosure is being added to comply with Mauritius law. The Fund invests substantially all of its assets in the Subsidiary, PowerShares Mauritius, a private company limited by shares incorporated in Mauritius. PowerShares Mauritius has qualified to be authorized as an “Expert Fund” under the Regulations of the Mauritius Financial Services Commission. These Regulations provide that only “expert investors” may invest in the Expert Fund. An “expert investor” is an investor that makes an initial investment, for his own account, of not less than $100,000 or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in PowerShares Mauritius nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s or the Fund’s failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Subsidiary or the Fund.

INDIA

The following disclosure is being added to comply with Indian Law. THE INFORMATION CONTAINED HEREIN IS NOT IN THE FORM OF A PROSPECTUS OR A STATEMENT IN LIEU OF PROSPECTUS AS PER THE PROVISIONS OF THE (INDIAN) COMPANIES ACT, 1956 OR THE (INDIAN) COMPANIES ACT, 2013 AND HAS NOT BEEN OR WILL NOT BE REGISTERED AS A PROSPECTUS OR A STATEMENT IN LIEU OF PROSPECTUS. THE INFORMATION SET OUT HEREIN DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR OR IN CONNECTION WITH, AN OFFER OR SOLICITATION TO DO BUSINESS OR PURCHASE ANY SECURITIES OR OWNERSHIP INTERESTS BY ANY PERSON IN INDIA OR IN ANY OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. INVESTMENTS IN THE FUND MAY NOT BE ACCEPTED BY OR HELD BY A PERSON WHO IS A PERSON RESIDENT IN INDIA, OR A PERSON WHO IS DIRECTLY OR INDIRECTLY CONTROLLED BY A PERSON RESIDENT IN INDIA (COLLECTIVELY, “RESTRICTED ENTITIES”). THIS RESTRICTION APPLIES TO ANYONE WHO IS CURRENTLY A RESTRICTED ENTITY OR BECOMES A RESTRICTED ENTITY IN THE FUTURE. “PERSON RESIDENT IN INDIA” MEANS (1) A PERSON RESIDING IN INDIA FOR MORE THAN 182 DAYS DURING THE COURSE OF THE PRECEDING FINANCIAL YEAR. BUT DOES NOT INCLUDE (A) A PERSON WHO HAS GONE OUT OF INDIA OR WHO STAYS OUTSIDE INDIA: (I) FOR OR ON TAKING UP EMPLOYMENT OUTSIDE INDIA; (II) FOR CARRYING ON OUTSIDE INDIA A BUSINESS OR VOCATION; OR (III) FOR ANY OTHER PURPOSE, IN SUCH CIRCUMSTANCES AS WOULD INDICATE HIS

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INTENTION TO STAY OUTSIDE INDIA FOR AN UNCERTAIN PERIOD; OR (B) A PERSON WHO HAS COME TO OR STAYS IN INDIA, EXCEPT: (I) FOR OR ON TAKING UP EMPLOYMENT IN INDIA; (II) FOR CARRYING ON IN INDIA A BUSINESS OR VOCATION; OR (III) FOR ANY OTHER PURPOSE, IN SUCH CIRCUMSTANCES AS WOULD INDICATE HIS INTENTION TO STAY IN INDIA FOR AN UNCERTAIN PERIOD; (2) ANY PERSON OR BODY CORPORATE REGISTERED OR INCORPORATED IN INDIA; (3) AN OFFICE, BRANCH OR AGENCY IN INDIA OWNED OR CONTROLLED BY A PERSON RESIDENT OUTSIDE INDIA; OR (4) AN OFFICE, BRANCH OR AGENCY OUTSIDE INDIA OWNED OR CONTROLLED BY A PERSON RESIDENT IN INDIA.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participation agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, the Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If the Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have questions about the Fund or

24

Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares India Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E. Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-22147.

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PowerShares India Exchange-Traded Fund Trust		P-PIN-PRO-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Investment Company Act File No. 811-22147

PowerShares India Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated February 27, 2015

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 27, 2015, for the PowerShares India Exchange-Traded Fund Trust (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time (the “Prospectus”).

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares India Portfolio	NYSE Arca, Inc.	PIN

Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for the Fund contained in the Trust’s 2014 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on August 3, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one series, the PowerShares India Portfolio (the “Fund”). Because the Fund is “non-diversified,” the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to in this SAI as “Shares.”

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the Indus India Index (the “Underlying Index”). Invesco PowerShares Capital Management LLC (the “Adviser”), a wholly-owned subsidiary of Invesco Ltd., manages the Fund.

The Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The Fund issues and redeems Creation Units principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees. Shares of the Fund are listed for trading and trade throughout the day on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of the Fund, the Trust may decrease the number of Shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions in-kind. If the Fund were to permit or require Creation Units to be issued in-kind, the Fund may issue Shares in advance of receipt of Deposit Securities (as defined below) subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In each instance of such in-kind creations or redemptions, the Fund may impose transaction fees. See “Creation and Redemption of Creation Unit Aggregations.”

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Shares. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; (ii) the value of the Fund’s Underlying Index no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price level of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

In order to provide additional information regarding the indicative value of Shares of the Fund, NYSE Arca or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

INVESTMENT RESTRICTIONS

The Fund and its wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”) have adopted as fundamental policies the Fund’s and Subsidiary’s investment restrictions numbered (1) through (7) below. The Fund and Subsidiary, as a fundamental policy, may not:

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1⁄3 % of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/ 3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2), (4)(ii) and (iii) and (7), if the Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (2), (4)(ii) and (iii) and (7), in the event that the Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Subsidiary. If the Fund, as an investor in the Subsidiary, is requested to vote on a change in the fundamental investment policies of the Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.

In addition to the foregoing fundamental investment policies, the Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (“Board”) without shareholder approval. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that the Board can change without approval by shareholders.

In accordance with 1940 Act rules, the Fund, through its investment in the Subsidiary, normally will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of Indian companies (the “80% investment policy”). The Fund anticipates meeting its 80% investment policy because, pursuant to the requirements of its exemptive relief, the Fund, through its investment in the Subsidiary, is required to invest at least 90% of its total assets in the securities included in its Underlying Index, all of which are securities of Indian companies. The 80% investment policy is a non-fundamental policy, and the Fund will provide its shareholders with at least 60 days’ prior written notice of any change in the 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Subsidiary, which in turn, invests at least 90% of its total assets in securities of Indian companies that comprise the Underlying Index and American Depositary Receipts (“ADRs”) and global depositary receipts (“GDRs”) based on the securities in the Underlying Index. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary (whose management is overseen by its separate board of directors). The Fund operates as an index fund and is not actively managed. The Fund, through its investment in the Subsidiary, using an “indexing” investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index, although the Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus in the “Summary Information—Principal Risks of Investing in the Fund” and the “Additional Information About the Fund’s Strategies and Risks” sections. The discussion below supplements, and should be read in conjunction with, those sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s or the Subsidiary’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Subsidiary’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

The Fund is not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities the Fund or the Subsidiary holds, unless the index provider removes the securities of such issuer from the Underlying Index.

An investment in the Fund also should be made with an understanding that the Fund, through its investment in the Subsidiary, will not be able to replicate exactly the performance of the Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index. It also is possible that the Fund, through its investment in the Subsidiary, may not replicate fully the performance of the Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund, through the Subsidiary, is required to correct such imbalances by means of adjusting the composition of the portfolio holdings. It also is possible that the composition of the Fund may not exactly replicate the composition of the Underlying Index if the Fund or the Subsidiary has to deviate its portfolio holdings from the Underlying Index due to legal and regulatory rules and limitations imposed by India that limit the Fund’s or Subsidiary’s ability to invest in the securities included in the Underlying Index and/or in order to continue to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In addition, if the Fund were to use a “sampling” methodology, it may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all the securities in the Underlying Index in proportion to the weightings in the Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to the Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

Common Stocks. Holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock, which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Money Market Instruments. The Fund and the Subsidiary may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund and the Subsidiary may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime 1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Fund and the Subsidiary may invest in the securities of other investment companies beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in Securities and Exchange Commission (“SEC”) exemptive order issued to the Trust. Absent such exemptive relief, the Fund’s and the subsidiary’s investments in investment companies would be limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, the Fund may not acquire any sections of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Illiquid Securities. Each of the Fund and the Subsidiary may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Participation Notes and Derivative Instruments. The Securities and Exchange Board of India (“SEBI”) recently repealed FII regulations and replaced them with regulations for Foreign Portfolio Investors (“FPIs”). However, the FPI regulations provide that existing FIIs and sub-accounts are deemed to be a FPI for the period for which the registration fee has been paid by the FII/sub-account under existing FII regulations, and current FIIs, such as the Adviser, may continue to buy, sell or deal in Indian securities in accordance with the FPI regulations. Upon the expiration of the current FII registration period, FIIs and sub-accounts who intend to continue to make investments in Indian securities must pay a conversion fee to SEBI and obtain registration as a FPI. As per the SEBI disclosure norms governing issuance of offshore derivative instruments (including participation notes or such other derivative instruments whose value is directly linked to underlying Indian securities) (“ODIs”) by any FII (and now FPI), an FII/FPI is required to disclose to SEBI on a monthly basis in a prescribed format details of such instruments which include the names and the locations of persons to whom the offshore derivative instruments are issued; the nature and type of investors; the quantity and value of the offshore derivative instruments; and the underlying Indian securities. Information for each month has to be submitted within ten days following the end of the calendar month. In light of the above, if any FII/FPI or its clients issue any offshore derivative instrument, the details of such investors will have to be disclosed by the FII/FPI and accordingly will be required to file such disclosure with SEBI. FIIs/FPIs that do not have any outstanding offshore derivatives are not required to make such filing.

As per the SEBI (Foreign Portfolio Investors) Regulations, 2013 (“FPI Regulations”), FIIs/FPIs are allowed to issue participation notes and ODIs to those entities that meet certain conditions and eligibility criteria and also are regulated by an appropriate foreign regulatory authority upon compliance with ‘know your client’ norms. FIIs are also not permitted to issue, subscribe for or purchase any ODIs, directly or indirectly, to or from, Indian residents or Non Resident Indians (“NRIs”). Failure by the Fund to meet the prescribed eligibility criteria under the FPI regulations could adversely impact the ability of the Fund to subscribe to participation notes. In addition, the Fund’s use of participation notes may cause the Fund’s performance to deviate from the performance of the portion of the Underlying Index to which the Fund is gaining exposure through the use of participation notes.

Moreover, the Fund’s investments in participation notes also will be aggregated with any direct investments by the Subsidiary in equity securities for determining the total investment by an FPI and its investor group in the share capital of an Indian company, which must be below 10% under the FPI Regulations.

The Subsidiary does not presently meet the criteria prescribed under the FPI Regulations for issuing, subscribing to, or otherwise dealing in, ODIs, and accordingly, will not be able to invest in or issue ODIs (including participation notes).

SEBI Takeover Regulations. The Subsidiary may subscribe for shares in Indian companies directly or through promoters, or buy shares from existing shareholders or through promoters or other intermediaries. The public offer provisions of the Takeover Code (as defined below) shall apply to such subscriptions or acquisitions if the resulting shareholding of the Subsidiary exceeds the prescribed thresholds.

Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any person who holds, whether alone or together with persons acting in concert with him, 5% or more of the voting shares of a listed Indian public company (“Material Shareholder”), is required to notify the company and the stock exchanges on which such shares are listed of its holding within a prescribed time period.

In addition, a Material Shareholder is required to inform the relevant company and the relevant stock exchanges of any change to its shareholding of 2% or more, even if such change results in its shareholding falling below 5%.

Upon the acquisition of 25% or more of the voting shares (or upon the acquisition of control) of the company by a person (“Acquirer”), whether acting directly or indirectly, either individually or in concert with other persons, the Acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of the remaining shares of the company at an offer price determined pursuant to the provisions of the Takeover Code (“Open Offer”). The Open Offer obligation does not apply to existing shareholders holding 25% or more (but less than 75%) of the share capital, purchasing no more than an additional 5% of the company’s shares or voting rights on a gross basis in a financial year ending March 31.

In certain circumstances, exemptions from the Open Offer obligation may be available.

Prohibition of Insider Trading Regulations. The Subsidiary currently is subject to the requirements and restrictions under the SEBI (Prohibition of Insider Trading) Regulations, 1992 (“Insider Trading Regulations”), including the applicable disclosure requirements thereunder.

Under the current Insider Trading Regulations, Shareholders holding more than 5% of the shares or voting rights of a company listed on an Indian stock exchange are required to make periodic disclosures of their holding of shares or voting rights including a disclosure to the company of any change to its holding of shares or voting rights of over 2%, even if such change results in such shareholder’s holding of shares or voting rights falling below 5%.

In addition, the Insider Trading Regulations prohibit any person in possession of unpublished price-sensitive information concerning a company listed on any Indian stock exchange from dealing, either on its own behalf or on behalf of any other person, in the securities of that company.

On January 15, 2015, SEBI repealed the Insider Trading Regulations and replaced them with the SEBI (Prohibition of Insider Trading) Regulations, 2015, which take effect May 15, 2015. The new regulations do away with the disclosure requirements imposed on shareholders holding 5% or more of the shares or voting rights of a company. However, the new regulations prohibit “insiders” from communicating unpublished price-sensitive information concerning a company listed on any Indian stock exchange to any person, except for specified “legitimate purposes,” and also prohibit any person in possession of such unpublished price-sensitive information from dealing, either on his or her own behalf or on behalf of any other person, in the securities of that company.

Currency Transactions. The Fund and the Subsidiary may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts, exchange-listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Fund’s and the Subsidiary’s dealings in forward currency contracts and other currency transactions, such as futures contracts, options, options on futures contracts and swaps, will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund and the Subsidiary, which generally will arise in connection with the purchase or sale of the Fund’s or the Subsidiary’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Neither the Fund nor the Subsidiary will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund’s or the Subsidiary’s portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund and the Subsidiary may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund or the Subsidiary have or in which the Fund or the Subsidiary expect to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund and the Subsidiary also may engage in proxy hedging. Proxy hedging often is used when the currency to which the Fund’s or the Subsidiary’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, changes in the value of which generally are considered to be linked to a currency or currencies in which some or all of the Fund’s or the Subsidiary’s portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund’s or the Subsidiary’s securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund or the Subsidiary if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund or the Subsidiary are engaging in proxy hedging. If the Fund or the Subsidiary enter into a currency hedging transaction, the Fund or the Subsidiary, respectively, will comply with the asset segregation requirements described below.

Foreign Currency Risk. The Subsidiary’s assets will be invested primarily in the equity securities of issuers in India, and the income received by the Fund (through the Subsidiary) will be principally in rupees, both of which may be subject to exchange rate fluctuations. The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income will be made on the date the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupee to U.S. dollars, the Fund may be required to liquidate certain positions to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, also may have an adverse impact on the Fund’s performance. Moreover, the repatriation of capital by the Subsidiary may be hampered by changes in local regulations concerning exchange controls or political circumstances.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Loss of Registration. The Adviser is a registered FII with the SEBI, and the Subsidiary is registered as a sub-account with the SEBI in order to invest in accordance with the SEBI (Foreign Institutional Investors) Regulations, 1995 (“FII Regulations”). SEBI recently repealed FII regulations and replaced them with regulations for Foreign Portfolio Investors (“FPIs”). However, the FPI regulations provide that existing FIIs and sub-accounts are deemed to be a FPI for the period for which the registration fee has been paid by the FII/sub-account under existing FII regulations, and current FIIs, such as the Adviser, may continue to buy, sell or deal in Indian securities in accordance with the FPI regulations. Upon the expiration of the current FII registration period, FIIs and sub-accounts who intend to continue to make investments in Indian securities must pay a conversion fee to SEBI and obtain registration as a FPI. There can be no assurances that the Adviser and/or the Subsidiary will be granted registration as FPIs by Indian regulatory authorities, and the loss of such qualifications could adversely impact the ability of the Subsidiary to make and dispose of investments in India. Moreover, considering the Adviser is incorporated in the United States and the Subsidiary is set up in Mauritius, there can be no assurance that the United States or Mauritius will continue to be jurisdictions eligible under the FPI Regulations to invest in India under the FPI regime. The loss of such recognition by the United States or Mauritius could adversely impact the ability of the Subsidiary to make further investments in India. If the Adviser and/or the Subsidiary are unable to obtain registration as FPIs, or if the United States or Mauritius do not continue to qualify as eligible jurisdictions under the FPI Regulations, the Subsidiary may not be able to make additional purchases of Indian securities under the FPI regime, and could be effectively compelled to redeem or realize its investments at a time or on terms at a discount of the value of its investments and/or resulting in a loss. Such redemption or realization of investments could adversely affect the returns to the Fund.

Investment Opportunities. Under FPI Regulations and Foreign Exchange Management (Transfer or Issue of Security by a Person Resident outside India) Regulations, 2000, FPIs only are permitted to invest in the following instruments:

•	securities in the primary and secondary markets including shares, debentures and warrants of companies listed or to be listed on a recognized stock exchange in India;

•	units of schemes floated by domestic mutual funds including Unit Trust of India, whether listed on a recognized stock exchange in India or not or units of a scheme floated by a Collective Investment Scheme;

•	treasury bills and dated government securities;

•	derivatives traded on a recognized stock exchange;

•	commercial papers issued by Indian companies;

•	Rupee-denominated, credit enhanced bonds;

•	security receipts of asset reconstruction companies;

•	perpetual debt instruments and debt capital instruments, as specified by the Reserve Bank of India (“RBI”) from time to time;

•	listed and unlisted non-convertible debentures/bonds issued by an Indian company in the infrastructure sector, where ‘infrastructure’ is defined in terms of the extant External Commercial Borrowings (ECB) guidelines;

•	non-convertible debentures or bonds issued by Non-Banking Financial Companies categorized as ‘Infrastructure Finance Companies’ (IFCs) by the RBI;

•	Rupee-denominated bonds or units issued by infrastructure debt funds;

•	Indian depositary receipts; and

•	such other instruments that may be specified by SEBI from time to time.

Further, FPIs are allowed to engage in delivery based trading and short selling including execution of trades involving derivatives on a recognized stock exchange. FIIs are allowed to tender their shares in case of an open offer following the takeover bid by an acquirer. FPIs are also permitted to take forward cover on their equity and debt exposure to mitigate against currency fluctuations. Appropriate directions by RBI permitting FPIs to take similar forward covers are expected to be issued. FIIs (and now FPIs) which have issued derivative instruments based on underlying Indian securities such as participation notes and any other equivalent instrument are required to make a monthly disclosure to the SEBI as regards the details of the instrument as well as the ultimate investor in such instruments.

In addition, the Fund and/or the Subsidiary may invest, without the prior approval of the Government of India or the RBI, in companies active in any of the sectors specified in Schedule 1 to the Foreign Exchange Management (Transfer or issue of security by a person resident outside India) Regulations 2000, as issued by the Government of India from time to time, subject to caps applicable to each sector and applicable capitalization norms.

Broad Based Criteria. Pursuant to a circular issued by SEBI dated April 15, 2010, either (i) each class of shares issued by the Subsidiary (if it is considered to be a multi-class vehicle), or (ii) the Subsidiary as a whole (if all classes of shares issued by the Subsidiary have common investment portfolio), must meet the Broad Based Criteria prescribed by SEBI under the FPI Regulations. The Broad Based Criteria under the FPI Regulations states that a broad-based fund is required to have at least 20 investors, of whom none are permitted to hold more than 49% of the shares or units of the fund, provided if an institutional investor holds more than 49% of the shares or units of the fund, then the institutional investor itself must be broad-based. For the purpose of ascertaining the number of investors in a fund, direct investors as well as underlying investors should be considered. Further, only investors of entities which have been set up for the sole purpose of pooling funds and making investments will be considered for the purpose of determining underlying investors. The Broad Based Criteria is applied on a look-through basis and, therefore, based on the number of the underlying investors of the Fund, the Subsidiary would satisfy the Broad Based Criteria. The requirement to maintain a broad investor base may have an adverse impact on the ability of the Fund to issue new classes of Shares that have an investment strategy that is distinct from that of the other share classes and that maintain an investment portfolio distinct from that to which other share classes relate, as such new class of shares must separately fulfill the Broad Based Criteria. Existing shareholders redeeming their investment in whole or in part may restrict the ability of the Subsidiary to make new investments and, if the Subsidiary or the Fund fail to meet the Broad Based Criteria prescribed by SEBI, the Fund may be forced to redeem the outstanding Shares and the Subsidiary may be forced to dispose of its investments.

Ownership Restrictions. The ownership restrictions applicable to the Adviser (as an FPI) and the Subsidiary (as a sub-account of the Adviser, now a FPI) under the FPI Regulations are as follows:

•	Under current Indian laws, foreign investment of up to 100% of share capital is permitted in most sectors. However, in certain sectors, such as telecommunications or banking, there are restrictions on foreign investment in the form of either a limit on foreign investment beyond a certain percentage in a company, or a requirement that foreign investment in a company beyond certain thresholds be approved by Indian regulatory authorities. In this regard, foreign investment may include investments made by FPIs, as well as investment made under other routes under Indian laws, such as the Foreign Direct Investment route and the Foreign Venture Capital Investor route.

•	As a general rule, the aggregate shareholding of all FPIs investing into an Indian company is not permitted to exceed 24% of the entire paid-up share capital of that Indian company. However, the shareholders of the Indian company may resolve (by way of a special resolution) to increase such limit up to the foreign direct investment limit applicable to the sector to which the company belongs.

•

Under the FPI Regulations, the total ownership of any single FPI and its investor group in the equity shares of an Indian company must be below 10% of the total issued capital of the company. The Subsidiary therefore is required to hold below 10% of the paid-up share capital of any Indian company. In the event any other entity is considered as a part of the same investor group as the Subsidiary as per the guidance provided by SEBI pursuant to the FPI Regulations, then the Subsidiary and such entities are required in aggregate to hold below 10% of the paid-up share capital of any Indian company.

Moreover, the Fund’s investments in participation notes/ODIs will also be aggregated with any direct investments by the Subsidiary in equity securities for determining the total ownership by the Subsidiary/Fund and their investor group in the equity shares of an Indian company.

Restriction on Investment Through Protected Cell Companies or Multi-Class Vehicles. SEBI has prohibited companies that have ‘opaque structures’ (such as protected cell companies and similar segregated asset vehicles, where the details of the ultimate beneficial owners are not accessible, or where they are ring-fenced from each other or from enforcement) from investing in Indian securities under the FPI regime, except where the entity is regulated in its home jurisdiction, each of its funds or sub-funds is broad based, and the entity undertakes to provide details of beneficial owners to SEBI upon request. Such prohibition restricts the manner in which the Subsidiary and/or the Fund may be restructured in the future. In addition, SEBI requires that each asset class of a multi-class vehicle must satisfy the broad-based criteria if all asset classes do not have a common investment portfolio. Further, the creation of a new class of shares by the Subsidiary is likely to require prior approval by SEBI.

Secondary Market Investment. The Subsidiary’s investment activities in the Indian secondary market are subject to certain restrictions, including the following (non-exhaustive) requirements:

a) it shall only transact in securities in India only on the basis of taking and giving delivery of securities purchased or sold by it. This would not restrict the Subsidiary from trading in listed derivatives on stock exchanges or undertaking short-selling of securities within the framework permitted by SEBI. No transaction of the Subsidiary on any stock exchange can be carried forward;

b) it shall carry out its business of transacting in securities only through a stock broker certified by SEBI under sub-section (I) of section 12 of the Securities and Exchange Board of India Act, 1992 (“SEBI Act”), except as permitted under the FPI Regulations;

c) it shall only lend or borrow securities through an approved intermediary in accordance with the stock-lending scheme of SEBI;

d) it must appoint as its custodian a SEBI-approved entity; and

e) it must engage a SEBI-approved designated depository participant to obtain registration as an FPI.

In addition to the above, SEBI has set out certain limits for investment by FPIs and their sub-accounts in derivatives traded on Indian stock exchanges. If the Subsidiary invests directly in such exchange-traded derivatives in India, it would be required to comply with the investment limits prescribed by SEBI from time to time.

Debt Investment. The investment by the Subsidiary in debt securities of Indian companies or Indian public-sector debentures is also subject to certain limits, which are revised from time to time. The aggregate foreign investment in corporate debt and government securities are subject to limits which are notified by RBI and/or SEBI from time to time, and for which non-Indian investors may invest up to 90% of the limits and thereafter bid in an auction organized by the RBI and/or SEBI for the remaining 10%. In the event that such limits have been auctioned, the Subsidiary may not be able to invest in public sector or corporate debt in India.

Foreign Exchange Controls. In order to invest under the FPI Regulations, the Subsidiary is required to open a foreign-currency-denominated account and a special non-resident rupee account in India.

Transfers of sums between the foreign-currency-denominated account and the special non-resident rupee account must be made at the Indian market rates of exchange applicable at the time, which may differ from the foreign exchange rates outside India, for example, in the United States, at that time.

Cybersecurity Risk. The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund, through its Subsidiary, invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TURNOVER

The Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. For the fiscal year ended October 31, 2014, the Fund’s portfolio turnover rate varied significantly from the Fund’s portfolio turnover rate for the fiscal year ended October 31, 2013 because the index that the Fund tracks had a lower portfolio turnover rate.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q and Forms N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Trust’s Form N-Qs and Form N-CSRs are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares India Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Fund’s portfolio holdings are disseminated publicly each day that the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, in the event Creation Units are issued in-kind, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, would be disseminated publicly each day prior to the opening of NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket would represent one Creation Unit of the Fund. The Trust, the Adviser and Brown Brothers Harriman & Co. (“BBH” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Fund’s portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Trust currently has eight Trustees. Seven Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee has been designated as “interested” because of his business relationship with the Adviser (the “Interested Trustee”). The board of directors of the Subsidiary is responsible for the management of the Subsidiary.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and four other exchange-traded fund trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	118	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	118	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2008	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	118	None

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008- Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	118	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present).	118	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	118	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Board and Trustee	Trustee since 2008; Chairman of the Board since 2012	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	118	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	118	None

*	This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (since 2014); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (since 2012) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (since 2014); U.S. Compliance Director, Invesco, Ltd. (2006-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000, Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey, Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (since 2014); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (since 2014); Managing Director, Invesco PowerShares Capital Management LLC (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (since 2014); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2014 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares India Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Ronn R. Bagge	None	Over $100,000
Todd J. Barre	None	Over $100,000
Marc M. Kole	None	Over $100,000
Yung Bong Lim	None	Over $100,000
Philip M. Nussbaum	None	Over $100,000
Gary R. Wicker	None	Over $100,000
Donald H. Wilson	None	Over $100,000
Kevin M. Carome	None	Over $100,000

The dollar range of Shares for Messrs. Bagge, Lim and Nussbaum includes Shares of certain funds in which each of Messrs. Bagge, Lim and Nussbaum is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2014, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Fund, including oversight of the duties performed by the Adviser for the Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2014, the Board held six meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair) Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the

Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2014, the Audit Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Nussbaum, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2014, the Nominating and Governance Committee held four meetings.

Messrs. Bagge, Barre, Lim (Chair) and Nussbaum currently serve as members of the Investment Oversight Committee, which was created in March 2014. The Investment Oversight Committee has the responsibility, among other things, (i) to review investment performance of the Fund, including its tracking error and correlation to its Underlying Index, (ii) to review any proposed changes to the Fund’s investment policies, comparative benchmark indices or Underlying Index, and (iii) to review the Fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended October 31, 2014, the Investment Oversight Committee held two meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee, Investment Oversight Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the funds’ business, as the Interested Trustee and officers of the Trust provide the Board with insight as to the daily management of the funds in the Fund Family while the Independent Chair promotes independent oversight of the Fund by the Board.

Risk Oversight. The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Fund, as well as its associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He is currently retired, and was the Chief Financial Officer of Hope Network from 2008 to 2012. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and an Audit Partner at Arthur Andersen LLP from 1996 to 2000. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee since 2014. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his employment with Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. He was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Previously, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn since 2013. He has also served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $225,000 (the “Retainer”).

The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $25,000 per year and the chairs of the Nominating and Governance Committee and the Investment Oversight Committee each receive an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or the PowerShares Exchange-Traded Fund Trust II that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2014.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Family (1)
Ronn R. Bagge	$2,263	N/A	$240,000
Todd J. Barre	$2,123	N/A	$225,000
Marc M. Kole	$2,357	N/A	$250,000
Yung Bong Lim	$2,210	N/A	$233,750
Philip M. Nussbaum	$2,123	N/A	$225,000
Gary R. Wicker	$2,123	N/A	$225,000
Donald H. Wilson	$2,782	N/A	$295,000
Graeme J. Proudfoot (2)	N/A	N/A	N/A
Kapil Dev Joory (2)	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)	The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2014, before deferral by the Trustees under the DC Plan. Mr. Bagge deferred 10% of his compensation and both Mr. Lim and Mr. Nussbaum deferred 100% of his compensation, with such amounts reflected in the above table.

(2)	Effective December 18, 2014, Messrs. Proudfoot and Joory resigned from the Board of Trustees.

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the Fund’s outstanding Shares.

Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Fund’s outstanding Shares as of January 30, 2015.

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Avenue Jersey City, New Jersey 07302	11.85%

Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, New York 10010	10.21%

Deutsche Bank Taunusanlage 12, 60325 Frankfurt AM Main Frankfurt, Germany	8.79%

Citigroup 399 Park Avenue New York, New York 10043	7.08%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, New Jersey 08854	6.72%

The general management of the Subsidiary is the responsibility of its Board of Directors.

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions. All investment decisions relating to the Fund and the Subsidiary will be made outside of India.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund and the Subsidiary. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the funds. Mr. Hubbard receives management assistance from Michael Jeanette, Tony Seisser and Jonathan Nixon.

As of October 31, 2014, Mr. Hubbard managed 115 registered investment companies with a total of approximately $47.6 billion in assets, 44 other pooled investment vehicles with approximately $45.9 billion in assets and no other accounts.

As of October 31, 2014, Mr. Jeanette managed 77 registered investment companies with a total of approximately $27.9 billion in assets, 5 other pooled investment vehicles with approximately $41.8 billion in assets and no other accounts.

As of October 31, 2014, Mr. Seisser managed 77 registered investment companies with a total of approximately $27.9 billion in assets, 5 other pooled investment vehicles with approximately $41.8 billion in assets and no other accounts.

As of October 31, 2014, Mr. Nixon managed 23 registered investment companies with a total of approximately $9.7 billion in assets, 19 other pooled investment vehicles with approximately $1.7 billion in assets and no other accounts.

Although the funds that the Portfolio Managers, except Mr. Hubbard, manage may have different investment strategies, each has a portfolio objective of seeking returns that generally correspond to its underlying index. Each Fund that Mr. Hubbard manages may have different investment strategies and each Fund, except for the Invesco Premium Income Fund, PowerShares Multi-Strategy Alternative Portfolio, PowerShares S&P 500® Downside Hedged Portfolio and PowerShares China A-Share Portfolio, has a portfolio objective of seeking returns that generally correspond to its underlying index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

As of October 31, 2014, Messrs. Hubbard, Jeanette, Seisser and Nixon did not own any securities of the Fund.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Fund and the Subsidiary, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fee, distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, and extraordinary expenses, and the Subsidiary pays for its distribution fees (if any), brokerage expenses, taxes, interest, litigation expenses and extraordinary expenses. For the Adviser’s services, the Fund has agreed to pay an annual management fee equal 0.78% of its average daily net assets to the Adviser (the “Advisory Fee”).

The aggregate amounts of the Advisory Fees paid by the Fund to the Adviser for the Fund’s fiscal years ended October 31, 2012, 2013 and 2014 are set forth in the chart below.

	Advisory Fee Paid for the Fiscal Year Ended
Fund	October 31, 2014	October 31, 2013	October 31, 2012
PowerShares India Portfolio	$3,437,349	$2,841,936	$2,841,673

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund’s assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following its initial term) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ prior written notice to the Adviser, or by the Adviser on 60 days’ prior written notice to the Fund.

Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Advisory Agreement”), the Adviser is responsible for all expenses of the Subsidiary, including the cost of legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and extraordinary expenses. The Adviser does not receive any fees from the Subsidiary in addition to the Advisory Fee.

Subject to the discretion of the directors of the Subsidiary, the Adviser has overall responsibility for the general management of the Subsidiary. The Adviser provides an investment program for the Subsidiary and manages the investment of the Subsidiary’s assets.

Under the Subsidiary Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the performance of the Subsidiary Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Subsidiary Advisory Agreement continues in effect (following its initial term) only if approved annually by the board of directors of the Subsidiary. The Subsidiary Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Subsidiary by the board of directors of the Subsidiary, the Fund’s Independent Trustees or by vote of the holders of a majority of the Subsidiary’s outstanding voting securities on 60 days’ prior written notice to the Adviser, or by the Adviser on 60 days’ prior written notice to the Subsidiary.

Payments to Financial Intermediaries. The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser has arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select exchange-traded funds advised by the Adviser to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts are paid by the Adviser from its own resources and not from the assets of the Fund.

Administrator. BBH serves as administrator for the Fund. Its principal address is 50 Post Office Square, Boston, Massachusetts 02110-1548. BBH serves as administrator for the Trust pursuant to an administrative services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BBH is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BBH generally will assist in all aspects of the Trust’s and the Fund’s operations, including supply and maintain office facilities (which may be in BBH’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BBH receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Mauritius Administrator. International Financial Services Limited serves as the Subsidiary’s Mauritius administrator. Its principal address is IFS Court, 28 Cybercity, Ebene, Mauritius. The Subsidiary pays International Financial Services Limited a fee for its services and providing shareholder services, including processing subscriptions, redemptions and distributions; providing appropriate office facilities in Mauritius; keeping statutory books and maintaining records to comply with Mauritian Company Law and the Financial Services Commission of Mauritius’ requirements; preparing and filing certain regulatory filings; calculating NAV; providing taxation and regulatory advisory services; and providing treasury services. The Subsidiary also reimburses International Financial Services Limited for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent. BBH, located at 50 Post Office Square, Boston, Massachusetts 02110-1548, also serves as custodian for the Fund and the Subsidiary pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BBH holds the Fund’s and the Subsidiary’s assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BBH also serves as transfer agent of the Fund pursuant to the Administration Agreement. Further, BBH serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BBH receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Shares. The Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver the Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Index Provider. The Fund is based on the Indus India Index. The Indus India Index is compiled by Indus Advisors LLC (“Indus” or the “Index Provider”).

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

The Underlying Index is designed to represent the large-cap segment of the Indian equity markets. The Underlying Index has 50 constituents, spread among the following sectors: Information Technology, Energy, Financials, Materials, Consumer Staples, Telecommunication Services, Health Care, Industrials, Utilities and Consumer Discretionary. An index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets, supervises the Underlying Index.

The Underlying Index is constructed using a rules-based methodology. An important criterion for ranking the companies for potential selection within the Underlying Index is a proprietary methodology developed by the Index Provider, known as “IndusCap.” The RBI, the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. The general limit on the aggregate ownership by foreign persons, being registered FPIs of the outstanding securities of Indian companies is 24% (with the exception of public sector banks which have a limit of 20%), which may be increased up to the foreign direct investment limit applicable to the sector to which the relevant company belongs or reduced to a level by a special resolution of shareholder of the relevant company, and notification of the same to the RBI. The RBI monitors aggregate foreign holdings in each security, and periodically announces (a) when the current foreign holdings reach the respective “Caution” levels, 2% below the aggregate foreign ownership limits; and (b) changes to foreign holdings limits. IndusCap measures the capitalization in a company that is available for foreign ownership derived from (a) total capitalization, (b) foreign holdings percentage limits, if any, (c) locked-in stock (held by government agencies, founders and others) not available in the secondary markets, if any, and (d) related factors. In addition to these aggregate ownership limits, the total ownership of any single FPI and its investor group in the equity shares of an Indian company must be less than 10% of the total issued capital of the company.

As of each quarterly reconstitution and rebalance, the initial universe of components (the “Indus Universe”) is re-formulated by the Index Provider (a) to include the 200 companies with the largest market capitalization listed on the National Stock Exchange in India and the 200 companies with the largest market capitalization listed on the Bombay Stock Exchange in India; and (b) to exclude such companies, if any, that have had adverse regulatory actions against them in the most recent five years. From this Indus Universe, the Index Provider chooses the securities of the 50 companies with the largest IndusCap values as the components of the Underlying Index. The Index Provider then calculates the weight of each security in the Underlying Index based on (a) the respective IndusCap values of the securities of the selected 50 companies, (b) certain diversification rules under U.S. tax laws and European Union laws, (c) sector limits (no more than 40% of the Underlying Index’s assets will be invested in any one of the above-named sectors) and (d) the underlying liquidity of the security in both of those stock exchanges.

The Index Provider generally adjusts the Underlying Index quarterly, on the last business days of January, April, July and October, and the adjusted index becomes effective on the second business day following the respective adjustment dates. Pursuant to the IndusCap methodology, at each quarterly reconstitution and rebalance of the Underlying Index, the IndusCap values of the companies in the Indus Universe on that day are recomputed based on the most recently disclosed foreign ownership limits, foreign ownership levels and locked-in stock. The IndusCap value of a certain company, and its proportionate weighting in the Underlying Index, may increase or decrease depending on changes to these elements.

If a security in the Underlying Index (a) reaches its limit, or Caution level, on foreign ownership on any day during the quarter, or (b) becomes subject to any adverse regulatory action, the Index Provider will remove such security from the Underlying Index on the day after the effective date and distribute its weight on that day among all remaining securities in the Underlying Index in proportion to their weights in the Underlying Index on that day. Valuation data regarding the Underlying Index is available via Bloomberg, L.P. and Reuters.

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., calculates the value of the Underlying Index at the end of each Indian business day, which has no time overlap with the U.S. business day. During the U.S. business day, NYSE Arca publishes, at 15-second intervals, the indicative NAV of the Fund taking into account the fluctuations in the exchange rates between the Indian rupee and the U.S. dollar.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes the general supervision over placing orders on behalf of the Fund and the Subsidiary for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and the Subsidiary and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund and the Subsidiary, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund and the Subsidiary are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

The aggregate brokerage commissions paid by the Fund during the fiscal years ended October 31, 2012, 2013 and 2014 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2014	October 31, 2013	October 31, 2012
PowerShares India Portfolio	$456,490	$791,288	$1,346,295

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on August 3, 2007 pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently offers shares of one fund. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or the Fund into another trust or entity, reorganize the Trust, or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

The Trust is not required, and does not intend, to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held liable personally as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration also provides that a Trustee acting in his or her capacity as trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of the Trust has delegated responsibility for decisions regarding proxy voting for securities the Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will review periodically the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available at no charge upon request by calling 800.983.0903 or by writing to PowerShares India Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that the Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. Creation Units of the Fund principally are sold for Deposit Cash, plus certain transaction fees as discussed below. The Fund also reserves the right to permit or require Creation Units to be issued in-kind. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index (“Fund Securities”) and an amount of cash (the “Cash Component”) computed as described below, plus a creation transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund. If in-kind creations are permitted or required, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund.

The Cash Component also is sometimes called the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If the Fund were to permit or require Creation Units to be issued in-kind, the Custodian, through the NSCC (discussed below), will make available on each Business Day, prior to the opening of business on NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund will change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, in cases where the Fund issues Creation Units in-kind, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), if any, or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, or resulting from certain corporate actions.

If the Fund were to permit or require Creation Units to be issued in-kind, in addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also would make available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Additional Information Concerning the Trust—Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of the APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE, as applicable (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. If in-kind creations are permitted or required by the Fund, in the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Creation and redemption orders submitted after 4:00 p.m. New York time are subject to special procedures set forth in a supplement to the Participant. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Placement of Creation Order. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. If in-kind creations are permitted or required by the Fund, in the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian causes the sub-custodian for the Fund to maintain an account into which the AP delivers, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit, in the case of a permitted or required purchase), with any appropriate adjustments as advised by the Trust. If in-kind creations are permitted or required by the Fund, Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the NYSE on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

If the Fund were to permit or require Creation Units to be issued in-kind, the AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same-day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with the Trust’s Participant Agreement, if in-kind creations are permitted or required by the Fund, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Investment Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust, the Adviser or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Transfer Agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for the failure to give any such notification.

In the event the Fund issues Creation Units in-kind, all questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for the Fund are subject to a fixed administrative fee of $2,500, payable to BBH, irrespective of the size of the order. In addition to the fixed administrative fee, BBH may impose an additional administrative fee of up to 0.20% of the value of the Creation Units being purchased or redeemed. The additional administrative fee, also payable to BBH, may be incurred for administration and settlement of (i) in-kind creations effected outside the normal Clearing Process, and (ii) cash creations. Finally, to the extent that the Fund uses in-kind creations and, during those times, permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may set additional variable fees separate from the fees already described that are payable to the Fund. These cash-in-lieu fees will be negotiated between the Adviser and the AP and are charged to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders against sudden movements in the prices of the portfolio investments due to market events. From time to time, the Adviser, in its sole discretion, may adjust the Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Redemption of Shares in Creation Unit Aggregations. Creation Units of the Fund will be redeemed principally for cash (the “Redemption Cash”). Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Custodian and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the Custodian, through the NSCC, will make available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the redemption proceeds for a Creation Unit Aggregation principally will consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as described above (see “Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Placement of Redemption Orders. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. If in-kind redemptions are permitted or required, in the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws. The delivery of Redemption Cash to redeeming investors generally will be made within four Business Days. However, due to the schedule of holidays in certain countries, the delivery of redemption proceeds may take longer than four Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in India.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Fund must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP. To the extent redemptions are effected in-kind, the AP’s Participant Agreement permits the Trust, acting in good faith, to purchase the missing Shares or, if in-kind redemptions are permitted or required, acquire the Deposit Securities and the Cash Component underlying such shares at any time, and in such manner, as the Trust may determine in its sole discretion. In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Redemption Cash or, in the event redemptions are effected in-kind, the Fund Securities and/or the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Redemption Cash or, in the event redemptions are effected in-kind, the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Redemption Cash or, in the event redemptions are effected in-kind, the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

Investors will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). If in-kind redemptions are permitted or required, the Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or provide cash- in- lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. To the extent the Fund redeems Creation Units in-kind, redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. In such an event, an AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units on a basis of “T” plus three Business Days (i.e., days on which the NYSE is open) and Redemption Cash on a basis of “T” plus four. The Fund may effect deliveries of Creation Units and Redemption Cash on a basis other than T plus three or T plus four, respectively, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions within three Business Day and four Business Days, respectively, of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

If in-kind creations are permitted or required by the Fund, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth in this SAI at some time in the future.

The dates in calendar year 2015 in which the regular holidays affect the Indian and Mauritian markets are as follows:

INDIA:

January 26	April 2	August 18	November 11
February 17	April 3	September 17	November 12
February 19	April 14	September 25	November 25
March 6	May 1
	May 4	October 2	December 24
April 1	July 1	October 22	December 25

MAURITIUS:

January 1	May 1
January 2	September 18
February 3	November 2
February 17	November 11
February 19	December 25
March 12

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The following is for general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

General; Qualification as a RIC. The Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. The requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

The Fund has elected to be, and intends to qualify each taxable year to be treated as, a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code.

As a RIC, the Fund will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, the Fund must annually distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements, including those described below, relating to the nature of its gross income and the diversification of its assets.

Income Requirement—the Fund must derive at least 90% of its gross income for the taxable year from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies.

Asset Diversification Requirement—the Fund must satisfy the following asset diversification requirement at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which (a) not more than 5% of the value of the Fund’s total assets is in securities of the issue and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers that the Fund controls and which are engaged in the same, similar or related trades or businesses, or, collectively, in the securities of QPTPs.

The Subsidiary has elected to be disregarded as an entity separate from the Fund for federal tax purposes. As a result, the Subsidiary’s income and assets are treated as if they were the Fund’s for purposes of determining the Fund’s compliance with the foregoing requirements, as well as for other purposes (such as availability of the pass-through of foreign taxes) described below.

If the Fund failed to qualify for any taxable year for treatment as a RIC—either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the Income and Asset Diversification Requirements and is unable, or determines not to, avail itself of the Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements—all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the Fund’s shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain—a maximum of 15% (20% for certain high income taxpayers)—and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Shares. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year an amount equal to at least the sum of (1) 98% of its ordinary income for the calendar year plus (2) 98.2% of its net capital gains for the twelve months ended October 31 of such year, plus (3) 100% of any undistributed ordinary income and capital gains from previous taxable years. Generally, the Fund intends to make sufficient distributions to avoid liability for federal income and excise taxes but can give no assurance that all or a portion of such liability will be avoided.

The Trust has the right to reject an order to purchase Shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the ordered Shares, own 80% or more of the Fund’s outstanding Shares and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders. Distributions from the Fund’s net investment income and net short-term capital gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions that a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions that the Fund declares in October, November or December and pays to shareholders of record in one of such months during the following January are treated as having been received by such shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions that the Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a return of capital up to the amount of the shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as a return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, the Fund’s distributions to an individual shareholder of QDI will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amount of distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of distributions from net capital gain, and the portion of dividends that may qualify as QDI.

A loss realized on a sale of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of dividends, if available, or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares must be adjusted to reflect the disallowed loss. Any loss upon a shareholder’s sale of Shares held for six months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions the Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, that this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different method acceptable to the Internal Revenue Service (“IRS”) for basis determination (e.g., a specific identification method) may elect to do so. Shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election that would enable its shareholders to benefit from any foreign tax credits or deductions with respect to foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder who or that is a nonresident alien individual or foreign entity (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

The Fund must withhold and remit to the U.S. Treasury Department (“U.S. Treasury”) 28% of distributions of ordinary income, capital gains, and any cash in connection with redemption of Creation Units (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected generally will be subject to a 30% U.S. withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, a foreign shareholder generally will not be subject to withholding or income tax on gains realized on the sale of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met; those gains and distributions generally will be subject to federal income taxation at regular income tax rates. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends, and (2) certain capital gain distributions and the proceeds of a sale (or redemption) of Shares paid after December 31, 2016. As discussed in more detail, below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if (i) that certifies its status as such and in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have any such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of these countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying (1) its status as such and, in certain circumstances, either it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Taxation of Fund Investments. The Fund may make investments that are subject to special federal income tax rules. Those rules can, among other things, affect the recognition of the timing of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions that the Fund makes and could require the Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15%/20% maximum federal income tax rates on individual shareholders’ QDI described above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax—even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the Distribution Requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts that the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain that the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions that the Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

India Tax Considerations.

Please note that the tax implications in this section are based on the current provisions of the Indian Income-tax Act, 1961 (the “ITA”), the India-Mauritius tax treaty (“Treaty”), and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. This Indian tax summary is of a general nature only pertaining to taxation of the Fund and the Subsidiary and is not intended to be, nor should it be construed to be, legal or tax advice to any particular purchaser of Shares, and no representation concerning the tax consequences to any particular purchaser of Shares or prospective purchaser of Shares are made. No assurance can be given that the terms of the ITA or the Treaty will not be subject to change or renegotiation in the future, nor that any change would not have a material adverse effect on the Fund or the Subsidiary. In addition, there can be no assurance that the ITA or the Treaty will continue in full force and effect for the duration of the existence of the Fund or the Subsidiary. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow. Accordingly, you should consult with your own tax advisor(s) with respect to an investment in the Shares.

General.

The basis of charge of Indian income-tax depends upon the residential status of the taxpayer during a tax year, as well as the nature of the income earned. The Indian tax year runs from April 1 until March 31. A person who is an Indian tax resident is liable to taxation in India on worldwide income, subject to certain tax exemptions, which are afforded under the provisions of the ITA. A person who is treated as non-resident for Indian income-tax purposes generally is subject to tax in India only on such person’s Indian-sourced income. A company will be subject to taxation in India only if it is a resident of India or if it is a non-resident that has an Indian source of income or has income received (whether accrued or otherwise) in India.

Subject to the application of Indirect Transfer Provisions pertaining to transfer of shares of the Fund or the Subsidiary and income distribution by the Fund or the Subsidiary (discussed below) and the General Anti Avoidance Rules (“GAAR”), a shareholder of the Fund should not be subject to taxation in India unless the shareholder of the Fund is a resident of India or, as a non-resident, has a source of income or income in India.

The income derived by the Fund from investment in Offshore Derivative Instruments should not be subject to tax in India under the provisions of the ITA.

The taxation of the Subsidiary in India is governed by the provisions of the ITA, as well as the provisions of the Treaty. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the Treaty. This provision is subject to the GAAR, which becomes effective April 1, 2015. The GAAR provisions are intended to apply specifically to impermissible avoidance arrangements if the main purpose of such arrangement is to obtain a tax benefit and the arrangement does not demonstrate commercial rationale in accordance with the criteria prescribed. In the event that the Indian tax authorities invoke GAAR for any transaction involving the Subsidiary, the benefits of the Treaty could be denied and the provisions of the ITA could be made applicable even though such provisions may not be more beneficial to the Subsidiary.

In order to claim the beneficial provisions of the Treaty, the Subsidiary must be a tax resident of Mauritius. In light of Circular No. 789 dated April 13, 2000, issued by the Central Board of Direct Taxes, the Subsidiary would be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a Tax Residence Certificate (“TRC”) by the relevant Mauritius tax authority. The ITA provides that a non-resident entity shall not be entitled to claim any relief under the Treaty unless it obtains a TRC from such foreign government. However, the ITA has provided that any person seeking to obtain benefits under the Treaty would be required to provide such other information and documents as may be prescribed. In addition, the “effective management and control” of the Subsidiary must be carried out in Mauritius and not in India. Generally, the effective management and control of an entity occurs in the jurisdiction in which key management and commercial decisions (including all investment and divestiture decisions, operation of its principal bank account, and maintenance of its accounting records and statutory financial statements) that are necessary for the conduct of such entity’s business are made by such entity’s most senior person or group of persons (for example, its board of directors). Thus, the Subsidiary has obtained a Mauritius tax residence certificate from the Mauritius Revenue Authority. The Supreme Court of India has upheld the validity of Circular 789 and accordingly, the Subsidiary should be eligible for the benefits under the Treaty. The Tax Residence Certificate is renewable on an annual basis. The ITA provides that, to claim any relief under the Treaty, an entity must hold a valid TRC and also provide to Indian tax authorities a permanent account number (“PAN”) and other information and documents as may be prescribed under the ITA. It is possible that, in the absence of a TRC, PAN and other information or documents as may be prescribed, the Indian tax authorities may not allow the Subsidiary the benefits under the Treaty.

Indian tax authorities have been adopting an aggressive position towards claims of tax exemptions available under tax treaties, and they often challenge such claims for various reasons (for example, lack of substance in the relevant entity). If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Subsidiary is expected to have income in the form of gains on sale of capital assets, income from dividends and income from interest. The Finance (No.2) Act, 2014 provides that any securities held by a FPI which has invested in such securities in accordance with the regulations made under the SEBI Act will be treated as a capital asset. Consequently, any income arising from the transfer of securities by FPIs generally will be characterized as capital gains. The tax consequences for the Subsidiary as a FPI on account of the application of the Treaty, read with the provisions of the ITA, and provided the Subsidiary does not have a permanent establishment in India would be as follows (all tax rates indicated below are exclusive of applicable surcharge and education cess):

a. Capital gains resulting from the sale of Indian securities (including Foreign Currency Convertible Bonds (“FCCBs”)), GDRs or ADRs issued by Indian companies will not be subject to tax in India by virtue of certain provisions of the Treaty, unless the same form part of the business property of a permanent establishment (“PE”) of the Subsidiary in India and/or the same pertains to alienation of such PE, provided that the Subsidiary is a resident of Mauritius for taxation purposes holding a valid TRC issued by the Mauritian authorities, and is eligible to avail itself of the benefits under the Treaty;

b. Dividends on shares received from an Indian company on which dividend distribution tax (“DDT”) has been paid is exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a distribution tax at the effective rate of 19.9941% (this rate is inclusive of surcharge and education cess);

c. The ITA also provides for limited pass-through treatment to trusts registered as infrastructure investment trusts or real estate investment trusts under the SEBI Act, 1992 (collectively known as “Business Trusts”). The income of a Business Trust (except interest from a special purpose vehicle) shall be taxable in the hands of the Business Trust at the applicable rates under the ITA and such income, on distribution, shall be exempt from tax in the hands of the unit holders.

d. Under the provisions of the ITA, an Indian company is required to pay an additional income tax at the effective rate of 22.66% (inclusive of surcharge and education cess) on the “income distributed” to shareholders in the course of a buy-back of its shares (which are not listed on a recognized stock exchange in India) in accordance with the relevant provisions of India’s Companies Act. In this regard, “income distributed” means the consideration paid by the Indian company on a buy-back of shares as reduced by the amount which was received by the Indian company for the issue of such shares. Such income is exempt from tax in the hands of the shareholders of the Indian company and there is no withholding tax.

e. Under the provisions of the ITA, a distribution made to the shareholders pursuant to a reduction of share capital through a court sanctioned scheme will be deemed to be a ‘dividend’ to the extent of the amount of the accumulated profits of the Indian company. On such “dividend,” DDT at the effective rate of 19.9941% (inclusive of surcharge and education cess) will generally be payable by the Indian company. Such “dividend” income is exempt from tax in the hands of the shareholders of the Indian company and there is no withholding tax. Where the amount distributed to shareholders on a reduction of share capital exceeds accumulated profits of the Indian company, the excess will generally be considered as a capital receipt and will be taken as sale consideration in the computation of capital gains in the hands of the shareholders and taxable capital gains will need to be computed in accordance with the relevant provisions contained in the ITA. The capital gains will be computed on the basis of the cost of acquisition of that portion of the share which has been diminished. The taxation of capital gains is discussed in further detail below. However, the tax on capital gains will generally be subject to benefits available, if any, under the applicable tax treaty.

f. any interest income earned on Indian securities is subject to withholding tax in India at the rate that may vary from 5% to 20%, depending on the nature of the underlying debt security. However if such interest arises out of FCCBs held by the Subsidiary then such interest shall be taxed at the rate of 10%.

The ITA requires any person who is in receipt of income on which tax is deductible under the provisions of the ITA to furnish its PAN (issued by the Indian tax authorities) to the person responsible for deducting such tax. Where PAN is not furnished, taxes will be withheld at the rate of 20% or at the rate/rates in force or at the rate specified in the relevant provisions of the ITA, whichever is higher. In the absence of a PAN, the concessional withholding tax rate under the ITA would become 20% (except in the case of interest on long-term bonds issued by an Indian company, as referred to in section 194LC of the ITA). If the Subsidiary is exposed to a PE in India, then the income of the Subsidiary attributable to such PE of the Subsidiary will be taxable in India on a net income basis at the rate of 40% (plus applicable surcharge and education cess).

In the event that the benefits of the Treaty are not available to the Subsidiary, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains for the Subsidiary as a FPI would be as follows (all tax rates indicated below are exclusive of applicable surcharge and education cess):

a. Capital gains from the sale of listed Indian equity shares or units of an equity oriented mutual fund held for twelve months or less will be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax (“STT”) (as discussed below) has been paid;

b. Capital gains from the sale of listed Indian equity shares or units of an equity oriented mutual fund held for more than 12 months will be exempt from tax in India provided the STT has been paid;

c. Capital gains arising from the sale of unlisted equity shares part of an initial public offer for sale where such shares are subsequently listed on a recognized stock exchange in India or units of a Business Trust (except where units of the Business Trust were allotted to the transferor in exchange of shares of special purpose vehicle), held for 36 months or less, will be taxed as short-term capital gains at the rate of 15% (plus applicable surcharge and education cess) provided the STT has been paid and those held for more than 36 months would be exempt from tax in India provided the STT has been paid.

d. Capital gains from the sale of listed Indian securities (other than a unit) not executed on the stock exchange, units of an equity oriented mutual fund not executed on the stock exchange and not sold to the mutual fund, unit of the Unit Trust of India, or zero coupon bond held for 12 months or less will be taxed at the rate of 30% and those held for more than 12 months shall be taxed at the rate of 10%;

e. Capital gains arising from the transfer of FCCBs, GDRs or ADRs outside India between non-resident investors, will not be subject to tax in India;

f. Gains from the disposal of listed shares acquired on redemption of GDRs or ADRs are treated as short-term if such shares are held for less than or equal to 12 months prior to disposal and long term if such shares are held for more than 12 months prior to disposal. Short-term gains will be taxed at the rate of 15% provided STT (as discussed below) has been paid. Long term gains will be exempt from tax if STT has been paid.

g. Capital gains arising from the sale of securities other than those specified above held for 36 months or less will be taxed at the rate of 30% and those held for more than 36 months shall be taxed at the rate of 10%.

Where the Subsidiary is not eligible to avail itself of the benefits under the Treaty, any Indian capital gains tax payable by the Subsidiary, as a FPI, generally will be payable by the Subsidiary directly to the account of the Government of India.

Indirect Transfer Provisions.

The Indian Finance Act, 2012 introduced certain provisions for the levy of capital gains tax on income arising through the transfer of shares/interest in a company/entity organized outside India which derives, directly or indirectly, its value substantially from the assets located in India. Redemption of Shares by the Fund generally will be treated as transfer of Shares by the shareholders.

Gains arising on a transfer of Shares of the Fund or the Subsidiary will be taxable in India under the ITA if the Shares of the Fund or the Subsidiary, as the case may be, derive their value, directly or indirectly, substantially from assets located in India. In such a case, the payer would be required to withhold the applicable taxes.

Additionally, any dividend payments made by the Fund or the Subsidiary to its shareholders also may be subject to withholding tax in India if the Shares of the Fund or the Subsidiary derive, directly or indirectly, their value substantially from assets located in India. However, this generally will be subject to benefits available, if any, under the applicable tax treaty. It is unclear under the provisions of the ITA as to how the ‘value’ of a share of a foreign company can be said to be derived ‘directly or indirectly’ from assets located in India, what the meaning of the term ‘value’ is, what is meant by the term ‘substantially’ and what is the point of time for valuation.

Minimum Alternate Tax.

Pursuant to the provisions of the ITA, if the tax payable by a company is less than 18.5% of its book profits such company will be liable to pay the Minimum Alternate Tax (“MAT”) at the rate of 18.5% (plus applicable surcharge and education cess) of such book profits. It is currently unclear whether a foreign company, which is entitled to the benefits of a tax treaty, would be subject to provisions of MAT. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating MAT.

Securities Transaction Tax.

The exemption for long term capital gains and the reduction of the rate on short-term capital gains (as discussed above) are applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the STT, is collected by the respective stock exchanges at the applicable rates on the transaction value.

The Subsidiary will be liable to pay STT purchase and sale of equity shares and units of a Business Trust, and on sale of units of equity oriented funds, where such transactions are entered on a recognized stock exchange in India on the sale and purchase of options on the sale of futures, on the sale of unlisted shares under an offer for sale and on the sale of units of equity oriented fund to the mutual fund. The applicable rates of STT are as follows:

(i)	0.1% on the value of transactions of delivery based purchase of an equity share in a company or a unit of a Business Trust entered in a recognized stock exchange. STT is to be paid by the buyer;

(ii)	No STT is payable on the delivery based purchase of a unit of an equity oriented mutual fund entered in a recognized stock exchange by the buyer;

(iii)	0.1% on the value of transactions of delivery based sale of an equity share in a company or a unit of a Business Trust entered in a recognized stock exchange. STT is to be paid by the seller;

(iv)	0.001% on the value of transactions of delivery based sale of a unit of an equity oriented mutual fund entered in a recognized stock exchange by the seller;

(v)	0.025% on the value of transactions of non-delivery based sale of an equity share in a company or a unit of an equity oriented mutual fund or a unit of a Business Trust, entered in a recognized stock exchange. STT is to be paid by the seller;

(vi)	0.017% on the value of transactions of derivatives being options, entered in a recognized stock exchange. STT is to be paid by the seller;

(vii)	0.01% on the value of transactions of derivatives being futures, entered in a recognized stock exchange. STT is to be paid by the seller;

(viii)	0.001% on the value of transactions of sale of units of an equity-oriented fund to the Mutual Fund. STT is to be paid by the seller;

(ix)	0.125% on the value of transactions of sale of derivatives being options, where the option is exercised, entered in a recognized stock exchange. STT is to be paid by the buyer;

(x)	0.2% on the value of transaction of sale of unlisted shares by existing shareholders of a company under an offer for sale to the public included in an initial public offer and where such shares are subsequently listed on a recognized stock exchange. STT is to be paid by the seller.

STT is not allowable as a deduction in computation of capital gains.

GAAR. The Indian Finance Act, 2012 had introduced GAAR, which, subsequent to the change proposed in the Finance Act, 2013 takes effect with respect to income accrued on or after April 1, 2015. The ITA provides that the GAAR will be applicable in accordance with such guidelines, and subject to such conditions as may be prescribed by the authorities. GAAR may be invoked by the Indian income tax authorities in cases where arrangements are found to be “impermissible avoidance arrangements.”

The term ‘impermissible avoidance arrangement’ has been defined to mean an arrangement where the main purpose is to obtain a tax benefit and the arrangement satisfies one of the following four tests:

•	the arrangement creates rights or obligations which are ordinarily not created between parties dealing at arm’s length;

•	the arrangement results in, directly or indirectly, misuse or abuse of the provisions of the ITA;

•	the arrangement lacks commercial substance or is deemed to lack commercial substance, in whole or in part; or

•	the arrangement is entered into or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

In the event a transaction/arrangement is determined as being an ‘impermissible avoidance arrangement,’ the tax authorities would have the power to disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa, and the like.

Where GAAR is invoked, the taxpayer will not have the benefit of the relevant tax treaty/provisions. However, GAAR will not apply to:

•	arrangements where the aggregate tax benefit in a relevant taxation year, to all the parties involved, does not exceed INR 30 million;

•	any income or gains on transfer, accruing, arising or deemed to accrue or arise to any person from investments made prior to August 30, 2010;

•	FPIs who are assessees under the ITA, and who do not avail itself of the benefits under the applicable tax treaty and have invested in listed or unlisted securities in accordance with the SEBI (Foreign Institutional Investors) Regulations, 1995 and/or any other applicable regulations; and

•	Non-residents of India where the investments were made by the non-resident through an offshore derivative instrument or otherwise, directly or indirectly, in a foreign institutional investor/ Category I or Category II FPI.

Direct Taxes Code (“DTC”).

The Indian Government previously proposed a measure to consolidate India’s direct taxes laws into a single piece of legislation, known as the DTC. However, a previous version of the DTC was deferred by India’s parliament in 2012. In March 2014, the Indian Government released a revised draft of the DTC, known as the “DTC 2013” for discussion and comments.

It remains unclear whether and when the DTC will be enacted into law, and, in what form. If enacted, the DTC may have different tax treatment than the treatment prevailing under the ITA, which if adverse, can result in lower returns to the Fund.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

BBH calculates and determines the Fund’s NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security primarily is traded. Securities included in the Underlying Index trade on the Bombay Stock Exchange or the National Stock Exchange in India. Due to the time difference between the United States and India, securities on these exchanges will not trade at times when Shares of the Fund will trade. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include issuer-specific events, such as a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. In addition, the Fund currently expects that it will fair value foreign equity securities held by the Subsidiary each day the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track its Underlying Index. With respect to the securities in the Underlying Index, the value of the Subsidiary’s portfolio securities will change at times when you will not be able to purchase or sell your Shares.

Because securities included in the Underlying Index are not traded while the Fund’s NAV is calculated, changes in the value of the Subsidiary’s investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington D.C. 20006, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Fund for the fiscal year ended October 31, 2014, and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual and Semi-Annual Reports at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY

Effective January, 2015

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

The Adviser utilizes the data feed platform (the “Invesco Proxy Voting Portal”) of Invesco Advisers Inc. (“IAI”), which is administered by the IAI proxy administration team and subject to periodic review by the Adviser’s compliance team. With respect to implementation of its proxy voting policies, Invesco PowerShares will vote as follows:

1.	Overlapping Securities

In instances where both a Fund and a fund advised by IAI both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of IAI based on IAI’s comprehensive proxy review and under the Invesco Proxy Voting Policy (see exhibit A). The Invesco Proxy Voting Policy is overseen by the Invesco US Proxy Advisory Committee (“IUPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IUPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Invesco Proxy Voting Process, the IUPAC oversees instances when possible conflicts of interest arise among funds. Such conflicts are identified early in the process and brought before the IUPAC for consideration. When the IUPAC determines that a uniform vote would benefit certain funds, but may serve as a detriment to others, it will recommend a split vote as appropriate.

In instances where the IAI proxy administration team does not receive a recommendation in a timely manner, the IAI proxy administration team will automatically vote such ballots in accordance with the recommendations of a third-party proxy firm, Institutional Shareholder Services, Inc. (“ISS”).

2.	Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an IAI-advised fund, the Adviser will instruct the proxy IAI proxy administration team to vote proxies in accordance ISS.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or ISS (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

Proxy Constraints

The Adviser will abstain from voting proxies when it deems the cost to be prohibitive or where the exercise of voting rights could restrict the ability of a Fund to freely trade the applicable security. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote. Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, PowerShares may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy. Furthermore, as a matter of policy, the Funds and all IAI-advised funds do not vote Invesco Ltd. shares.

Special Policy

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

A-1

Resolving Potential Conflicts of Interest

Voting of Proxies Related to Invesco Ltd.

In order to avoid any appearance of a conflict of interest, PowerShares will issue a do not vote (“DNV”) for proxies issued by, or related to matters involving, Invesco Ltd. that may be held by clients from time to time.

A-2

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 28.	Exhibits

a	- Declaration of Trust of the Registrant dated August 3, 2007. (1)

b	- Amended and Restated By-laws of the Registrant. (5)

d (1)	- Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (2)

(2)	- Management Agreement between PowerShares Mauritius and Invesco PowerShares Capital Management LLC. (6)

(3)	- Management Services Agreement between Advisers and Registrant. (7)

e	- Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (6)

g (1)	- Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (6)

h (1)	- Fund Administration and Accounting Agreement between the Registrant and Brown Brothers Harriman & Co. (6)

(2)	- Form of Participant Agreement between Invesco Distributors, Inc. and the Participant. (8)

(3)	- Form of Sublicense Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (8)

i (1)	- Consent of counsel. (8)

j (1)	- Consent of Independent Registered Public Accounting Firm. (8)

p (1)	- Code of Ethics of the Registrant. (8)

(2)	- Code of Ethics of Invesco Distributors, Inc. (8)

(3)	- Code of Ethics of Invesco PowerShares Capital Management LLC. (8)

q (1)	- Powers of Attorney for Messrs. Bagge, Barre, Carome, Kole, Nussbaum and Wilson. (5)

(2)	- Powers of Attorney for Messrs. Lim and Wicker. (7)

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on February 22, 2008.
(2)	Incorporated by reference to Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on February 27, 2009.
(3)	Incorporated by reference to Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2011.
(4)	Incorporated by reference to Post-Effective Amendment No. 239 to the PowerShares Exchange-Traded Fund Trust II’s Registration Statement on Form N-1A, filed on August 12, 2011.
(5)	Incorporated by reference to Post-Effective Amendment No. 6 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2012.
(6)	Incorporated by reference to Post-Effective Amendment No. 8 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2013.
(7)	Incorporated by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A, filed on February 27, 2014.
(8)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with the Fund.

None.

Item 30.	Indemnification.

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated August 3, 2007 (the “Declaration of Trust”).

Reference is made to Article IX of the Registrant’s Declaration of Trust:

Subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification.

Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications.

Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31.	Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A, which is included in this Registration Statement, and “Management” in the Statement of Additional Information constituting Part B, which is included in this Registration Statement.

The information as to the directors and executive officers of Invesco PowerShares Capital Management LLC as set forth in Invesco PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on April 8, 2014, and as amended on April 11, 2014, and as amended through the date hereof, is incorporated herein by reference.

Item 32.	Principal Underwriters.

The sole principal underwriter for the Funds is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

AIM COUNSELOR SERIES TRUST (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund

Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund

AIM EQUITY FUNDS (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM FUNDS GROUP (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM GROWTH SERIES (Invesco Growth Series)

Invesco Alternative Strategies Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Multi-Asset Inflation Fund

Invesco Small Cap Growth Fund

Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Opportunities Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Market Strategy Fund

Invesco Global Targeted Returns Fund

Invesco International Total Return Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund

Invesco MLP Fund

Invesco Pacific Growth Fund

Invesco Premium Income Fund

Invesco Select Companies Fund

Invesco Strategic Income Fund

Invesco Unconstrained Bond Fund

AIM INVESTMENT SECURITIES FUNDS (Invesco Investment Securities Funds)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco Limited Maturity Treasury Fund

Invesco Money Market Fund

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

AIM SECTOR FUNDS (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Mid Cap Growth Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Tax-Exempt Cash Fund

Invesco Tax-Free Intermediate Fund

AIM TREASURER’S SERIES TRUST (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Income Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Money Market Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Senior Loan Fund

Invesco Securities Trust

Invesco Balanced-Risk Aggressive Allocation Fund

Invesco Management Trust

Invesco Conservative Income Fund

SHORT-TERM INVESTMENTS TRUST

Government & Agency Portfolio

Government TaxAdvantage Portfolio

Liquid Assets Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

*	Please note that PowerShares India Exchange-Traded Fund Trust is also distributed by Invesco Distributors, Inc., but it is not included in this list because it is the registrant filing the N-1A.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Robert C. Brooks	None	Director
Peter Gallagher	None	Director & President
Andrew Schlossberg	President	Director
John M. Zerr	Chief Legal Officer	Senior Vice President & Secretary
Annette Lege	None	Chief Financial Officer & Treasurer
Miranda O’Keefe	None	Chief Compliance Officer
Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

* The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Not applicable.

Item 33.	Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Brown Brothers Harriman & Co. at 50 Post Office Square, Boston, Massachusetts 02110-1548. The books, accounts and other documents pertaining to the Subsidiary are maintained in the physical possession of International Financial Services Limited, IFS Court at Twenty Eight, Cybercity, Ebene, Mauritius.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 26th day of February, 2015.

PowerShares India Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg
Title: Andrew Schlossberg, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Andrew Schlossberg	President	February 26, 2015
Andrew Schlossberg

/s/ Steven Hill	Treasurer	February 26, 2015
Steven Hill

/s/ Anna Paglia	Secretary	February 26, 2015
Anna Paglia

*/s/ Donald H. Wilson	Chairman and Trustee	February 26, 2015
Donald H. Wilson

*/s/ Ronn R. Bagge	Trustee	February 26, 20154
Ronn R. Bagge

*/s/ Todd J. Barre	Trustee	February 26, 2015
Todd J. Barre

*/s/ Kevin M. Carome	Trustee	February 26, 2015
Kevin M. Carome

*/s/ Marc M. Kole	Trustee	February 26, 2015
Marc M. Kole

*/s/ Yung Bong Lim	Trustee	February 26, 2015
Yung Bong Lim

*/s/ Philip M. Nussbaum	Trustee	February 26, 2015
Philip M. Nussbaum

*/s/ Gary R. Wicker	Trustee	February 26, 2015
Gary R. Wicker

*By: /s/ Anna Paglia
Anna Paglia		February 26, 2015
Attorney-In-Fact

*	Anna Paglia signs on behalf of the powers of attorney filed with Post-Effective Amendment No. 6 and No. 10 to the Trust’s Registration Statement, each of which is incorporated by reference herein.

Exhibit Index

(h)(2)	Form of Participant Agreement between Invesco Distributors, Inc. and the Participant

(h)(3)	Form of Sublicense Agreement between the Registrant and Invesco PowerShares Capital Management LLC

(i)	Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(p)(1)	Code of Ethics of the Registrant

(p)(2)	Code of Ethics of Invesco Distributors, Inc.

(p)(3)	Code of Ethics of Invesco PowerShares Capital Management, LLC